File No. 33-62681    CIK No. 946193

                       Securities and Exchange Commission
                          Washington, D. C. 20549-1004

                                 Post-Effective
                                 Amendment No. 3

                                       to
                                    Form S-6



              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2


                 Delaware Investments Tax-Exempt Trust, Series 5
                              (Exact Name of Trust)

                        Delaware Capital Management, Inc.
                            (Exact Name of Depositor)

                               One Commerce Square
                        Philadelphia, Pennsylvania 19103
          (Complete address of Depositor's principal executive offices)


       Delaware Capital Management, Inc.            Chapman and Cutler
       Attention: George M. Chamberlain, Jr.        Attention: Mark J. Kneedy
       One Commerce Square                          111 West Monroe Street
       Philadelphia, Pennsylvania 19103             Chicago, Illinois 60603
                (Name and complete address of agents for service)


(X) Check if it is proposed that this filing will become effective on October 8, 1998 pursuant to paragraph (b) of Rule 485.

                 DELAWARE INVESTMENTS TAX-EXEMPT TRUST, SERIES 5
                    COLORADO INSURED SERIES 5 - 324,849 UNITS
                    NATIONAL INSURED SERIES 1 - 413,302 UNITS
                  TERRITORIAL INSURED SERIES 2 - 373,199 UNITS

PROSPECTUS - Part One
Dated October 7, 1998 as of June 30, 1998

NOTE: PART ONE OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY PART TWO OF THIS PROSPECTUS.

In the opinion of counsel, interest income to the Trusts and to Unit holders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition, the interest income of Colorado Insured Series 5 ("Colorado Insured') is, in the opinion of Special Counsel, exempt to the extent indicated from state and local income taxes. In the case of the Territorial Insured Series 2 ("Territorial Insured"), interest income may also be exempt from certain state and local taxes for residents of various states. Capital gains, if any, are subject to Federal and state tax.

THE TRUSTS

Delaware Investments Tax Exempt Trust, Series 5 (the "FUND") consists of the underlying unit investment trusts set forth above (each a "Trust", and collectively, the "Trusts"). Each Trust consists of a fixed portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes and to the extent indicated from state and local income taxes under existing law. At February 28, 1998, each Unit represented a 1/324,849 for Colorado Insured, a 1/413,302 for National Insured Series 5 ("National Insured") and a 1/373,199 for Territorial Insured, undivided interest in the principal and net income of the Trusts (see "The Trusts" in Part Two of this Prospectus).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Distributor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Distributor. No proceeds from the sale of Units will be received by the Trust.

PUBLIC OFFERING PRICE

The Public Offering Price of the Units is equal to the net assets of the Trust divided by the number of Units outstanding, plus a sales charge of 5.50% of the Public Offering Price (5.820% of the amount invested). At February 28, 1998 the Public Offering Price per Unit was $10.51, $10.64 and $10.48 for Colorado Insured, National Insured and Territorial Insured, respectively (see "Public Offering" in Part Two of this Prospectus).

        Please retain all parts of this Prospectus for future reference.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                        DELAWARE CAPITAL MANAGEMENT, INC.
                                     SPONSOR

                           DELAWARE DISTRIBUTORS, L.P.
                                   DISTRIBUTOR

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

Estimated Current Return to Unit holders as of Feburary 28, 1998 was 4.79% for Colorado Insured, 4.87% for National Insured and 4.79% for Territorial Insured. Estimated Long-Term Return to Unit holders as of February 28, 1998 was 4.27% for Colorado Insured, 4.40% for National Insured and 4.43% for Territorial Insured. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated by using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expense and sales charge associated with each Unit of the Trust. Since the market values and the estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "Estimated Current Return and Estimated Long-Term Return" in Part Two of this Prospectus.

                 DELAWARE INVESTMENTS TAX-EXEMPT TRUST, SERIES 5
            SUMMARY OF ESSENTIAL INFORMATION AS OF FEBRUARY 28, 1998
                   SPONSOR: DELAWARE CAPITAL MANAGEMENT, INC.
                     DISTRIBUTOR: DELAWARE DISTRIBUTOR, L.P.
                       EVALUATOR: MULLER DATA CORPORATION
                        TRUSTEE: THE CHASE MANHATTAN BANK

                                                                              Colorado         National        Territorial
                                                                              Insured          Insured          Insured
                                                                              Series 5         Series 1         Series 2
                                                                             -----------      -----------      -----------
Principal Amount (Par Value) of Bonds (1)                                    $ 3,150,000      $ 4,000,000      $ 3,600,000
Number of Units                                                                  324,849          413,302          373,199
Fractional Undivided Interest in the Trust per Unit                            1/324,849        1/413,302        1/373,199
Principal Amount (Par Value) of Bonds per Unit                               $     9.697          $ 9.678          $ 9.646
Public Offering Price:  Net Assets                                           $ 3,226,851      $ 4,155,979      $ 3,695,446
Net Asset Value per Unit                                                     $      9.93      $     10.06      $      9.90
Sales Charge 5.50% (5.820% of the
          Net Asset Value) per Unit (2)                                      $      0.58      $      0.58      $      0.58
Public Offering Price per Unit (2)(3)                                        $     10.51      $     10.64      $     10.48
Redemption Price per Unit (3)(4)                                             $      9.93      $     10.06      $      9.90
Excess of Public Offering Price per Unit Over Redemption
          Price per Unit                                                     $      0.58      $      0.58      $      0.58
Minimum Value of the Trust under which Trust Agreement
          may be terminated                                                  $   630,000      $   800,000      $   720,000
Minimum Principal Distribution                   $1.00 per 100 Units
First Settlement Date                               October 24, 1995
Mandatory Termination Date                         December 31, 2045
Calculation of Estimated Net Annual Unit Income:
          Estimated Annual Interest Income per Unit                          $   0.53236      $   0.54663      $   0.52921
          Less: Estimated Annual Expense per Unit                            $   0.02912      $   0.02849      $   0.02765
                                                                             -----------      -----------      -----------
          Estimated Net Annual Interest Income per Unit                      $   0.50324      $   0.51814      $   0.50156
Estimated Normal Monthly Distribution per Unit (5)                           $   0.04194      $   0.04318      $   0.04180
Estimated Daily Rate of Net Interest Accrual per Unit                        $   0.00140      $   0.00144      $   0.00139
Estimated Current Return Based on Public Offering
          Price (2)(5)(6)                                                           4.79%            4.87%            4.79%
Estimated Long-Term Return (2)(5)(6)                                                4.27%            4.40%            4.43%
Trustee's Initial Annual Fee per $1,000 Principal Amount
          of Bonds                                                           $      1.96      $      2.00      $      1.88
Evaluator's  Annual Fee per Unit                                             $   0.00250      $   0.00250      $   0.00250
Sponsor's Annual Fee per Unit                                                $   0.00300      $   0.00300      $   0.00300
Record Dates                                 First day of each month
Distribution Dates                       Fifteenth day of each month


Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading of the New York Stock Exchange (normally 4:00 P.M. Eastern Standard Time) next following receipt of an order for a sale or purchase of Units or receipt by the Trustee of Units tendered for redemption.

(1) Because certain of the Securities in certain Trusts may from time to time under certain circumstances be sold or redeemed or will be called or matured in accordance with their terms, there is no guarantee that the value of each Unit at the respective Trust's termination will be equal to the Principal Amount (Par Value) of Securities per Unit stated above.

(2) The sales charge is decreased and the Estimated Current Return and Estimated Long-Term Return are increased for transactions entitled to a reduced sales charge. See "Public Offering-General."


(3) Anyone ordering Units for settlement after the First Settlement Date will pay accrued interest from such date to the date of settlement (normally three business days after order) less distributions from the Interest Account subsequent to the First Settlement Date. After the initial offering period, the Sponsor's Repurchase Price per Unit will be determined as described under the caption "Public Offering-Public Market."

(4)      See "Rights of Unitholders-Redemption of Units."

(5) These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. The estimated cash flows for each Trust are available upon request at no charge from the Sponsor.

(6) The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with the changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-term Return reflects the estimated date and amount of principal return while the Estimated Current Return calculation includes only Net Annual Interest Income and Public Offering Price.

                         REPORT OF INDEPENDENT AUDITORS


To the Unitholders of
Delaware Investments Tax-Exempt Trust, Series 5:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Investments Tax-Exempt Trust, Series 5 (the "Fund") (comprised of Colorado Insured Series 5, National Insured Series 1, and Territorial Insured Series 2 (the "Trusts")) as of February 28, 1998, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Fund's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements for the year ended February 28, 1997 and the period October 19, 1995 (Initial Date of Deposit) to February 29, 1996 were audited by other auditors whose report dated April 11, 1997 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1998 financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Trusts constituting the Delaware Investments Tax-Exempt Trust, Series 5 at February 28, 1998, and the results of their operations and changes in their net assets for the year then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
September 18, 1998

                            COLORADO INSURED SERIES 5
                             SCHEDULE OF INVESTMENTS
                                FEBRUARY 28, 1998

------------------------------------------------------------------------------------------------------------------------------------
              AGGREGATE
              PRINCIPAL                                                          COUPON RATE          REDEMPTION           MARKET
RATINGS(1)      AMOUNT                    SECURITY DESCRIPTION                   AND MATURITY        FEATURES (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                        (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL INVESTMENTS)
                        COLORADO MUNICIPAL BONDS (100.0%):
                        PRE-REFUNDED/ESCROWED (1.9%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa     $   150,000 El Paso County Single Family Mortgage                    0.00% @ 2015                           $    61,528
                        Revenue Bonds, 1984 Series A, Zero                                                              ------------
                        Coupon Bond (Escrowed to Maturity )#*

                        GENERAL OBLIGATION (7.9%):
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         250,000 Commonwealth of Puerto Rico Public                       5.375% @ 2022      2005 @ 101.5            254,345
                        Improvement Bonds, General Obligation                                       2016 @ 100 S.F.     ------------
                        Bonds, (MBIA Insured)#

                        TRANSPORTATION REVENUE (40.9%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         500,000 Arapahoe County Capital Improvement                      6.15% @ 2026       2005 @ 103              548,335
                        Trust Fund Highway Revenue Bonds                                            2016 @ 100 S.F.
                        (E-470 Project) (MBIA Insured)

AAA/aaa         500,000 City and County of Denver Airport System                 5.60% @ 2020       2005 @ 102              514,655
                        Revenue Bonds, Series 1995A                                                 2017 @ 100 S.F.
                        (MBIA Insured)#

AAA/aaa         250,000 City and County of Denver Airport System                 5.70% @ 2025       2005 @ 102              259,403
                        Revenue Bonds, Series 1995A                                                 2021 @ 100 S.F.
                        (MBIA Insured)#
                                                                                                                        ------------
                                                                                                                          1,322,393
                                                                                                                        ------------

                        EDUCATION REVENUE (32.6%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         500,000 Adams County School District No. 12                      5.60% @ 2012       2005 @ 100              526,270
                        Series 1995C, (MBIA Insured)#

AAA/aaa         500,000 Summit County School District RE-1 General               5.70% @ 2014       2005 @ 100              526,455
                        Obligation Improvement Bonds, Series                                        2011 @ 100 S.F.
                        1995A (FGIC Insured)#
                                                                                                                        ------------
                                                                                                                          1,052,725
                                                                                                                        ------------

                        HEALTH CARE REVENUE (16.7%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         500,000 Colorado Springs Hospital Revenue and                    6.00% @ 2024       2005 @ 102              535,860
                        Refunding Bonds, Series 1995                                                2016 @ 100 S.F.     ------------
                        (MBIA Insured)#

------------------------------------------------------------------------------------------------------------------------------------
            $ 3,150,000 Total Bonds (Cost: $3,089,314)                                                                  $ 3,226,851
------------------------------------------------------------------------------------------------------------------------------------

See Accompanying Notes to Schedules of Investments and Financial Statements.

                            NATIONAL INSURED SERIES 1
                             SCHEDULE OF INVESTMENTS
                                FEBRUARY 28, 1998

------------------------------------------------------------------------------------------------------------------------------------
              AGGREGATE
              PRINCIPAL                                                          COUPON RATE          REDEMPTION           MARKET
RATINGS(1)      AMOUNT                    SECURITY DESCRIPTION                   AND MATURITY         FEATURES(2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                        (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL INVESTMENTS)
                        MUNICIPAL BONDS (100.0%):
                        UTILITY REVENUE (37.6%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa     $   500,000 City of Burbank, California, Wastewater                  5.50% @ 2025       2005 @ 102            $ 510,300
                        Treatment Revenue Bonds, 1995 Series A,
                        (FGIC Insured)#

AAA/aaa         500,000 City of St. George, Washington County, Utah              5.85% @ 2020       2005 @ 101              526,205
                        Water Revenue Bonds, 1995 Series A,
                        (AMBAC Insured)

AAA/aaa         500,000 Washington Public Power Supply System,                   5.70% @ 2017       2003 @ 102              523,075
                        Nuclear Project No. 1 Refunding Revenue                                     2014 @ 100 S.F.
                        Bonds, Series 1993A, (MBIA Insured)#
                                                                                                                        ------------
                                                                                                                          1,559,580
                                                                                                                        ------------
                        OTHER REVENUE (12.7%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         500,000 Poway Redevelopment Agency, Paguay                       5.75% @ 2026       2003 @ 102              529,830
                        Redevelopment Project, Subordinate Tax                                      2024 @ 100 S.F.     ------------
                        Allocation Refunding Bonds, Series 1993,
                        (FGIC Insured)#

                        EDUCATION REVENUE (24.7%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         500,000 Board of Governors of State Colleges and                 5.80% @ 2020       2005 @ 102              523,670
                        Universities, Western Illinois University,                                  2013 @ 100 S.F.
                        Auxiliary Facilities System Revenue bonds,
                        Series 1995A, (AMBAC Insured)#

AAA/aaa         500,000 California State University, Sacramento                  5.375% @ 2027      2005 @ 102              504,185
                        Foundation Auxiliary Organization Bonds,
                        Series 1995A, (MBIA Insured)#
                                                                                                                        ------------
                                                                                                                          1,027,855
                                                                                                                        ------------
                        HEALTH CARE REVENUE (12.4%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         500,000 Woodbury County, Iowa, Health System                     5.50% @ 2016       2005 @ 102              514,895
                        Revenue Refunding Bonds, (St. Luke's                                        2013 @ 100 S.F.     ------------
                        Obligation Group),
                        Series 1995A, (MBIA Insured)#

                        INDUSTRIAL REVENUE (12.6%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         200,000 City of Cedar Rapids, Iowa, Pollution Control            5.50% @ 2023       2003 @ 102              206,218
                        Revenue Refunding Bonds, (Iowa
                        Electric Light and Power Company Project),
                        Series 1993, (MBIA Insured)#

AAA/aaa         300,000 Sabine River Authority of Texas,                         5.85% @ 2022       2003 @ 102              317,601
                        Collateralized Pollution Control Revenue
                        Refunding Bonds, (Texas Utilities Electric
                        Company Project), Series 1993B,
                        (MBIA Insured)#
                                                                                                                        ------------
                                                                                                                            523,819
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
            $ 4,000,000 Total Bonds (Cost: $3,930,502)                                                                  $ 4,155,979
------------------------------------------------------------------------------------------------------------------------------------

See Accompanying Notes to Schedules of Investments and Financial Statements.

                          TERRITORIAL INSURED SERIES 2
                             SCHEDULE OF INVESTMENTS
                                FEBRUARY 28, 1998

------------------------------------------------------------------------------------------------------------------------------------
              AGGREGATE
              PRINCIPAL                                                          COUPON RATE          REDEMPTION           MARKET
RATINGS(1)      AMOUNT                    SECURITY DESCRIPTION                   AND MATURITY        FEATURES (2)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                        (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL INVESTMENTS)
                        PUERTO RICO MUNICIPAL BONDS (100.0%):
                        GENERAL OBLIGATION (27.5%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa     $ 1,000,000 Commonwealth of Puerto Rico Public                       5.375% @ 2022      2005 @ 101.5        $ 1,017,380
                        Improvement Bonds, General Obligation                                       2016 @ 100 S.F.     ------------
                        Bonds, (MBIA Insured)

                        HEALTH CARE REVENUE (3.0%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         100,000 Puerto Rico Industrial, Tourist, Educational,            6.25% @ 2024       2005 @ 102              109,046
                        Medical and Environmental Control                                           2017 @ 100 S.F.     ------------
                        Facilities Financing Authority, Hospital
                        Revenue Bonds, 1995 Series A,
                        (MBIA Insured)#

                        TRANSPORTATION REVENUE (27.5%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         500,000 Puerto Rico Highway and Transportation                   5.50% @ 2017       2003 @ 101.5            515,445
                        Authority, Highway Revenue Refunding                                        2016 @ 100 S.F.
                        Bonds, Series W, (FSA Insured)#

AAA/aaa         500,000 Puerto Rico Highway and Transportation                   5.25% @ 2020       2003 @ 101.5            501,015
                        Authority, Highway Revenue Refunding                                        2018 @ 100 S.F.
                        Bonds, Series W, (FSA Insured)#
                                                                                                                        ------------
                                                                                                                          1,016,460
                                                                                                                        ------------
                        OTHER REVENUE (28.4%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         500,000 Puerto Rico Municipal Finance Agency,                    6.00% @ 2014       2004 @ 101.5            538,195
                        1994 Series A Bonds, (FSA Insured)#                                         2010 @ 100 S.F.

AAA/aaa         500,000 Puerto Rico Public Buildings Authority                   5.50% @ 2025       2005 @ 101.5            512,230
                        Government Facilities Revenue Bonds,                                        2023 @ 100 S.F.
                        Series A, (AMBAC Insured)#
                                                                                                                        ------------
                                                                                                                          1,050,425
                                                                                                                        ------------
                        EDUCATION REVENUE (13.60%)
                        ------------------------------------------------------------------------------------------------------------
AAA/aaa         500,000 University of Puerto Rico, University                    5.25% @ 2025       2005 @ 101.5            502,135
                        System Revenue Bonds, Series M,                                             2016 @ 100 S.F.     ------------
                        (MBIA Insured)#

------------------------------------------------------------------------------------------------------------------------------------
            $ 3,600,000 Total Bonds (Cost: $3,549,123)                                                                  $ 3,695,446
------------------------------------------------------------------------------------------------------------------------------------

See Accompanying Notes to Schedules of Investments and Financial Statements.

DELAWARE INVESTMENTS TAX-EXEMPT TRUST, SERIES 5
NOTES TO SCHEDULES OF INVESTMENTS
FEBRUARY 28, 1998


      (1) All ratings (unaudited) are Standard & Poor's Corporation and/ or Moody's Investors Service. As a result, of the insurance related to each Bond, each Bond is rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's.

      (2) Unless otherwise indicated, there is shown under this heading the year in which each issue of bonds is initially redeemable and the redemption price for that year; each such issue continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. In addition, certain bonds in the portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable bond is one which is subject to redemption prior to maturity at the option of the issuer.

      # Indicates Bond was issued at either an original issue discount or purchased at market discount.

      * Indicates bond was purchased at a deep discount from the par value because there is little or no stated interest income thereon. Bonds which pay no interest are normally described as "zero coupon" bonds. Over the life of bonds purchased at a deep discount the value of such bonds will receive 100% of the principal amount thereof. To the extent that zero coupon bonds are sold or called prior to maturity, there is no guarantee that the value of the proceeds received therefrom by the Trust will equal or exceed the par value that would have been obtained at maturity of such zero coupon bonds.

            AMBAC - Insured by the AMBAC Indemnity Corporation
            FGIC - Insured by the Financial Guaranty Insurance Company FSA - Insured by the Financial Security Assurance
            MBIA - Insured by the Municipal Bond Insurance Association

DELAWARE INVESTMENTS TAX-EXEMPT TRUST, SERIES 5
STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998

-----------------------------------------------------------------------------------------------------------------------------
                                                                            COLORADO            NATIONAL          TERRITORIAL
                                                                            INSURED             INSURED             INSURED
                                                                            SERIES 5            SERIES 1            SERIES 2
                                                                          -----------         -----------         -----------
              ASSETS
Investments in securities, at market value (cost:
              $3,089,314; $3,930,502; and $3,549,123,
              respectively)                                               $ 3,226,851         $ 4,155,979         $ 3,695,446
Interest receivable                                                            49,681              71,555              35,104
                                                                          -----------         -----------         -----------
              Total assets                                                  3,276,532           4,227,534           3,730,550
                                                                          -----------         -----------         -----------

              LIABILITIES
Accrued expenses payable                                                          824               1,475                 566
Accrued dividends payable                                                      13,616              17,825              15,584
Cash overdraft                                                                 35,241              52,255              18,954
                                                                          -----------         -----------         -----------
              Total liabilities                                                49,681              71,555              35,104
                                                                          -----------         -----------         -----------
                     Net Assets                                           $ 3,226,851         $ 4,155,979         $ 3,695,446
                                                                          ===========         ===========         ===========


Net assets (units of fractional undivided interest
              outstanding: 324,849, 413,302 and 373,199,
                   respectively):

                   Original cost to investors of 324,849; 413,302;
                        and 373,199 units, respectively                   $ 3,248,490         $ 4,133,020         $ 3,731,990
                   Less:
                       Gross underwriting commissions (NOTE 4)               (159,176)           (202,518)           (182,867)
                                                                          -----------         -----------         -----------
              Total                                                         3,089,314           3,930,502           3,549,123



Net unrealized appreciation of investments
              (NOTE 2)                                                        137,537             225,477             146,323
                                                                          -----------         -----------         -----------

              Net assets                                                  $ 3,226,851         $ 4,155,979         $ 3,695,446
                                                                          ===========         ===========         ===========

              Net asset value per unit (324,849; 413,302; and
                   373,199 units, respectively)                           $      9.93         $     10.06         $      9.90
                                                                          ===========         ===========         ===========


See Accompanying Notes to Financial Statements.

DELAWARE INVESTMENTS TAX-EXEMPT TRUST, SERIES 5
STATEMENTS OF OPERATIONS

                                                              COLORADO                                   NATIONAL
                                                              INSURED                                    INSURED
                                                              SERIES 5                                   SERIES 1
                                                ---------------------------------------------------------------------------------
                                                                            PERIOD FROM                                PERIOD FROM
                                                                            OCTOBER 19,                                OCTOBER 19,
                                               YEAR ENDED    YEAR ENDED      1995* TO     YEAR ENDED    YEAR ENDED      1995* TO
                                              FEBRUARY 28,  FEBRUARY 28,     FEBRUARY    FEBRUARY 28,  FEBRUARY 28,     FEBRUARY
                                                  1998          1997         29, 1996        1998          1997         29, 1996
                                                --------------------------------------     --------------------------------------
Investment income, interest                     $ 172,938     $ 172,938      $  61,009     $ 225,925     $ 225,925      $  77,722
                                                --------------------------------------     --------------------------------------

Expenses:
   Trustee fees and expenses                        6,753         6,741          2,378         8,746         8,720          1,021
   Accounting fees                                  1,000         1,000          1,000         1,000         1,000          1,000
   Sponsor fees                                       975          --              --          1,240          --             --
   Evaluator fees                                     812          --              --          1,033          --             --
                                                --------------------------------------     --------------------------------------

      Total expenses                                9,540         7,741          3,378        12,019         9,720          2,021
                                                --------------------------------------     --------------------------------------

      Investment income, net                      163,398       165,197         57,631       213,906       216,205         75,701
                                                --------------------------------------     --------------------------------------


Unrealized gain (loss) on investments, net

      Net change in unrealized appreciation
         (depreciation)                           131,975         1,127          4,435       189,370       (40,646)        76,753
                                                --------------------------------------     --------------------------------------

   Net gain (loss) on investments                 131,975         1,127          4,435       189,370       (40,646)        76,753
                                                --------------------------------------     --------------------------------------

   Net increase in net assets resulting
      from operations                           $ 295,373     $ 166,324      $  62,066     $ 403,276     $ 175,559      $ 152,454
                                                ======================================     ======================================

                       [WIDE TABLE CONTINUED FROM ABOVE]

                                                            TERRITORIAL
                                                              INSURED
                                                              SERIES 2
                                                --------------------------------------
                                                                            PERIOD FROM
                                                                            OCTOBER 19,
                                               YEAR ENDED    YEAR ENDED      1995* TO
                                              FEBRUARY 28,  FEBRUARY 28,     FEBRUARY
                                                  1998          1997         29, 1996
                                                --------------------------------------
Investment income, interest                     $ 197,500     $ 197,500      $  69,674
                                                --------------------------------------

Expenses:
   Trustee fees and expenses                        7,436         7,416          2,617
   Accounting fees                                  1,000         1,000          1,000
   Sponsor fees                                     1,120          --             --
   Evaluator fees                                     933          --             --
                                                --------------------------------------

      Total expenses                               10,489         8,416          3,617
                                                --------------------------------------

      Investment income, net                      187,011       189,084         66,057
                                                --------------------------------------


Unrealized gain (loss) on investments, net

      Net change in unrealized appreciation
         (depreciation)                           148,196        (4,375)         2,502
                                                --------------------------------------

   Net gain (loss) on investments                 148,196        (4,375)         2,502
                                                --------------------------------------

   Net increase in net assets resulting
      from operations                           $ 335,207     $ 184,709      $  68,559
                                                ======================================

---------------------------------------
*Commencement of operations


See Accompanying Notes to Financial Statements.

DELAWARE INVESTMENTS TAX-EXEMPT TRUST, SERIES 5
STATEMENTS OF CHANGES IN NET ASSETS

                                                               COLORADO                                  NATIONAL
                                                               INSURED                                   INSURED
                                                               SERIES 5                                  SERIES 1
                                                ---------------------------------------------------------------------------------
                                                                            PERIOD FROM                               PERIOD FROM
                                                                            OCTOBER 19,                               OCTOBER 19,
                                                 YEAR ENDED    YEAR ENDED     1995* TO     YEAR ENDED    YEAR ENDED     1995* TO
                                                FEBRUARY 28,  FEBRUARY 28,    FEBRUARY    FEBRUARY 28,  FEBRUARY 28,    FEBRUARY
                                                    1998          1997        29, 1996        1998          1997        29, 1996
                                                ---------------------------------------   ---------------------------------------
Operations:
  Investment income, net                        $   163,398   $   165,197   $    57,631   $   213,906   $   216,205   $    75,701
  Net change in unrealized
    appreciation (depreciation)                     131,975         1,127         4,435       189,370       (40,646)       76,753
                                                ---------------------------------------   ---------------------------------------

      Net increase in net assets
        resulting from operations                   295,373       166,324        62,066       403,276       175,559       152,454
                                                ---------------------------------------   ---------------------------------------

Distributions to unitholders from :
  Investment income, net                           (163,398)     (164,530)      (58,298)     (213,906)     (215,538)      (76,368)
                                                ---------------------------------------   ---------------------------------------
      Total distributions                          (163,398)     (164,530)      (58,298)     (213,906)     (215,538)      (76,368)
                                                ---------------------------------------   ---------------------------------------

      Total increase (decrease) in net assets       131,975         1,794         3,768       189,370       (39,979)       76,086

Net assets:
  Beginning of period                             3,094,876     3,093,082     3,089,314     3,966,609     4,006,588     3,930,502
                                                ---------------------------------------   ---------------------------------------
  End of period                                 $ 3,226,851   $ 3,094,876   $ 3,093,082   $ 4,155,979   $ 3,966,609   $ 4,006,588
                                                =======================================   =======================================

                       [WIDE TABLE CONTINUED FROM ABOVE]

                                                             TERRITORIAL
                                                               INSURED
                                                               SERIES 2
                                                ---------------------------------------
                                                                            PERIOD FROM
                                                                            OCTOBER 19,
                                                 YEAR ENDED    YEAR ENDED     1995* TO
                                                FEBRUARY 28,  FEBRUARY 28,    FEBRUARY
                                                    1998          1997        29, 1996
                                                ---------------------------------------
Operations:
  Investment income, net                        $   187,011   $   189,084   $    66,057
  Net change in unrealized
    appreciation (depreciation)                     148,196        (4,375)        2,502
                                                ---------------------------------------

      Net increase in net assets
        resulting from operations                   335,207       184,709        68,559
                                                ---------------------------------------

Distributions to unitholders from :
  Investment income, net                           (187,011)     (188,417)      (66,724)
                                                ---------------------------------------
      Total distributions                          (187,011)     (188,417)      (66,724)
                                                ---------------------------------------

      Total increase (decrease) in net assets       148,196        (3,708)        1,835

Net assets:
  Beginning of period                             3,547,250     3,550,958     3,549,123
                                                ---------------------------------------
  End of period                                 $ 3,695,446   $ 3,547,250   $ 3,550,958
                                                =======================================

---------------------------------------

* Commencement of operations


See Accompanying Notes to Financial Statements.

DELAWARE INVESTMENTS TAX-EXEMPT TRUST, SERIES 5
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1998


Delaware Investments Tax-Exempt Trust, Series 5 (the "Fund") consists of three separate unit investment trusts: Colorado Insured Series 5 ("Colorado Insured"), National Insured Series 1 ("National Insured'), and Territorial Insured Series 2 ("Territorial Insured") (collectively referred to as the "Trusts"). The Fund was organized on October 19, 1995 and is registered under the Investment Company act of 1940.

1.   SIGNIFICANT ACCOUNTING POLICIES

       SECURITY VALUATION
     The market value of securities is determined by the Evaluator (a) on the basis of current bid prices for the bonds; (b) if bid prices are not available, on the basis of current bid prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluating, quoting, or appraising comparable bonds; or (d) by any combination of the above.

       FEDERAL INCOME TAXES
     No provisions for income taxes has been made because the Trusts are not associations taxable as corporations for federal income tax purposes. Each unit holder will be treated as the owner of a pro rata portion of the Trust and will be taxed on his or her pro rata share of net investment income and securities gains or losses, if any.

       OTHER
     The financial statements of the Fund are prepared on the accrual basis of accounting. Security transactions are accounted for on the date the securities are purchased or sold. For financial reporting purposes, cost of the bonds reflects no amortization or accretion of bond premium or discount.

       USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENTS

At February 28, 1998, the unrealized market appreciation (depreciation) was as follows:

                                     Colorado          National      Territorial
                                      Insured           Insured        Insured
                                     -----------------------------------------
     Gross unrealized appreciation   $137,537          $225,477       $146,323
     Gross unrealized depreciation         --                               --
                                     -----------------------------------------
     Net unrealized appreciation     $137,537          $225,477       $146,323
                                     =========================================

DELAWARE INVESTMENTS TAX-EXEMPT TRUST, SERIES 5
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3.   TRUST EXPENSES

Each Trust pays trustee fees, evaluator fees, sponsor fees and various out-of-pocket expenses.

Chase Manhattan Bank serves as Trustee and receives a monthly fee based on $1.96, $2.00 and $1.88 per $1,000 principal amount of bonds outstanding as of the first day of such month plus out-of-pocket expenses for Colorado Insured, National Insured and Territorial Insured, respectively. Prior to August 12, 1997, Investors Fiduciary Trust Company served as Trustee.

Muller Data Corporation serves as Evaluator and receives a monthly fee (based on the number of units outstanding as of the first day of such month) not to exceed $.0025 per unit on an annual basis for each Trust. Prior to May 1, 1997, Voyageur Fund Manager, Inc., served as Evaluator.

Delaware Capital Management, Inc., an affiliate of the Fund's Distributor, serves as Sponsor and receives a monthly fee (based on the number of units outstanding as of the first day of such month) not to exceed $.003 per unit on an annual basis for each Trust. Prior to May 1, 1997, Voyageur Fund Managers, Inc. served as Sponsor.

4.   OTHER INFORMATION

The gross underwriting commission represents the aggregate sales charge paid in connection with the initial public offering. Distributions of net investment income to unitholders are paid on a monthly basis.

DELAWARE INVESTMENTS TAX-EXEMPT TRUST, SERIES 5
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5.   SELECTED DATA

Selected data for a unit of the Trust outstanding throughout each period follows:

                                                            COLORADO                                   NATIONAL
                                                            INSURED                                    INSURED
                                                            SERIES 5                                   SERIES 1
                                              -------------------------------------------------------------------------------
                                                                         PERIOD FROM                                PERIOD FROM
                                                                         OCTOBER 19,                                OCTOBER 19,
                                             YEAR ENDED    YEAR ENDED     1995* TO     YEAR ENDED     YEAR ENDED     1995* TO
                                            FEBRUARY 28,  FEBRUARY 28,    FEBRUARY    FEBRUARY 28,   FEBRUARY 28,    FEBRUARY
                                                1998          1997        29, 1996        1998           1997        29, 1996
                                              ------------------------------------      -------------------------------------
Interest income                               $   0.53      $   0.53      $   0.19      $    0.55      $   0.54      $   0.19
Expenses                                         (0.03)        (0.02)        (0.01)         (0.03)        (0.02)        (0.01)
                                              ------------------------------------      -------------------------------------
Net investment income                             0.50          0.51          0.18           0.52          0.52          0.18
Income distributions                             (0.50)        (0.51)        (0.18)         (0.52)        (0.52)        (0.18)
                                              ------------------------------------      -------------------------------------
                                                    --            --            --             --            --            --

Net change in unrealized appreciation
  (depreciation)                                  0.40          0.01          0.01           0.46         (0.09)         0.18
                                              ------------------------------------      -------------------------------------
Increase (decrease) in net asset value            0.40          0.01          0.01           0.46         (0.09)         0.18
Net asset value, beginning of period              9.53          9.52          9.51           9.60          9.69          9.51
                                              ------------------------------------      -------------------------------------
Net asset value, end of period                $   9.93      $   9.53      $   9.52      $   10.06      $   9.60      $   9.69
                                              ====================================      =====================================

                       [WIDE TABLE CONTINUED FROM ABOVE]

                                                          TERRITORIAL
                                                            INSURED
                                                            SERIES 2
                                              ------------------------------------
                                                                         PERIOD FROM
                                                                         OCTOBER 19,
                                             YEAR ENDED    YEAR ENDED     1995* TO
                                            FEBRUARY 28,  FEBRUARY 28,    FEBRUARY
                                                1998          1997        29, 1996
                                              ------------------------------------
Interest income                               $   0.53      $   0.53      $   0.19
Expenses                                         (0.03)        (0.02)        (0.01)
                                              ------------------------------------
Net investment income                             0.50          0.51          0.18
Income distributions                             (0.50)        (0.51)        (0.18)
                                              ------------------------------------
                                                    --            --            --

Net change in unrealized appreciation
  (depreciation)                                  0.40         (0.01)           --
                                              ------------------------------------
Increase (decrease) in net asset value            0.40         (0.01)           --
Net asset value, beginning of period              9.50          9.51          9.51
                                              ------------------------------------
Net asset value, end of period                $   9.90      $   9.50      $   9.51
                                              ====================================

-----------------------------------------------
* Commencement of operations

                 DELAWARE INVESTMENTS TAX-EXEMPT TRUST, SERIES 5


                                    PART ONE
               MUST BE ACCOMPANIED BY PART TWO OF THIS PROSPECTUS


--------------------------------------------------------------------------------

                                   PROSPECTUS

--------------------------------------------------------------------------------



              Sponsor:             Delaware Capital Management, Inc.
                                   One Commerce Square
                                   Philadelphia, Pennsylvania 19103

              Distributor:         Delaware Distributors, L.P.
                                   1818 Market Street
                                   Philadelphia, Pennsylvania 19103

              Trustee:             The Chase Manhattan Bank
                                   4 New York Plaza
                                   New York, New York  10004-2413



This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

The Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                  DELAWARE INVESTMENTS TAX-EXEMPT TRUST SERIES

PROSPECTUS                                           PART TWO OF THIS PROSPECTUS
PART TWO                                                  MAY NOT BE DISTRIBUTED
OCTOBER 5, 1998, AS OF JUNE 30, 1998                            WITHOUT PART ONE
--------------------------------------------------------------------------------

         THE FUND. Delaware Investment Tax-Exempt Trust Series (the "FUND") consists of the underlying separate unit investment trusts set forth in Part One of this Prospectus. The various trusts are collectively referred to herein as the "TRUSTS." Territorial Insured Series and National Insured Series are referred to herein as the "INSURED NATIONAL TRUSTS," while Arizona Insured Series, Colorado Insured Series, Minnesota Insured Series, Oregon Insured Series and Pennsylvania Insured Series are collectively referred to herein as the "INSURED STATE TRUSTS." Collectively, the Insured National Trusts and Insured State Trusts may be referred to herein as the "INSURED TRUSTS." Because not all of the Bonds in certain Territorial Series and the New Mexico Series are insured, certain Territorial Series are not Insured National Trusts and the New Mexico Series are not Insured State Trusts. Uninsured Territorial Series and Insured National Trusts, collectively, may be referenced to herein as the "NATIONAL TRUSTS." New Mexico Series and the Insured State Trusts, collectively, may be referred to herein as the "STATE TRUSTS." Each Trust consists of interest-bearing obligations issued by or on behalf of states and territories of the United States and political subdivisions and authorities thereof, the interest on which is, with certain exceptions, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law (the "BONDS"). In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes when held by residents of the state where the issuers of Bonds in such State Trust are located. Investors should consult their tax advisers to determine the extent to which such interest income is exempt from taxation in their state of residence. Capital gains, if any, are subject to Federal and state tax. All Bonds in the Insured Trusts have insurance guaranteeing the payments of principal and interest, when due, or are escrowed to maturity. All such insurance remains effective so long as the Bonds are outstanding. IT SHOULD BE NOTED THAT THE INSURANCE RELATES ONLY TO THE BONDS IN AN INSURED TRUST AND NOT TO THE UNITS OFFERED HEREBY OR TO THE MARKET VALUE THEREOF. As a result of such insurance or escrow, the Bonds of each Insured Trust are rated "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("STANDARD & POOR'S") and/or "Aaa" by Moody's Investors Service, Inc. ("MOODY'S"). Both Standard & Poor's and Moody's have indicated that their respective rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Bonds for less than the purchase price paid by such Trust will reduce payment to Unitholders of the interest and principal required to be paid on such Bonds. See "Insurance on the Bonds in the Insured Trusts." No representation is made as to any insurer's ability to meet its commitments. NO INSURANCE POLICY HAS BEEN OBTAINED FOR ANY OF THE BONDS IN CERTAIN TERRITORIAL SERIES AND THE NEW MEXICO SERIES; HOWEVER, CERTAIN OF THE BONDS CONTAINED THEREIN MAY BE INSURED. Certain of the Bonds in certain of the Trusts may have been acquired at prices which resulted in such Bonds being purchased at a discount from the aggregate par value of such Bonds. Gains based upon the difference, if any, between the value of such Bonds at maturity, redemption or sale and their purchase price at a discount

(plus earned original issue discount) may constitute taxable ordinary income with respect to a Unitholder who is not a dealer with respect to his Units.


         UNITS OF THE TRUSTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The investor is advised to read and retain both Part One and Part Two of this Prospectus for future reference.

         INVESTMENT OBJECTIVES OF THE FUND. The objectives of the Fund are income exempt from Federal income tax and, in the case of the State Trusts, Federal and state income tax (if any) and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. The Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trusts are often not available in small amounts. There is, of course, no guarantee that the Trusts will achieve their objectives. The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers and/or obligors of the Bonds and of the insurers thereof to meet their respective obligations.

         PUBLIC OFFERING PRICE. The Public Offering Price of the Units of each Trust is equal to the aggregate bid price of the Bonds in such Trust's portfolio and cash, if any, in the Principal Account held or owned by such Trust divided by the number of Units outstanding, plus the applicable sales charge and accrued interest, if any. If the Bonds in each Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering."

         ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return and Estimated Long-Term Return to Unitholders are as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth in the footnotes to the "Summary of Essential Financial Information" in Part One of this Prospectus and under "Estimated Current Return and Estimated Long-Term Return."

         DISTRIBUTIONS. Unitholders will receive distributions on a monthly basis. See "Rights of Unitholders--Distributions of Interest and Principal." Record dates will be the first day of each month. Distributions will be made on the fifteenth day of the month subsequent to the respective record dates.

         MARKET FOR UNITS. Although not obligated to do so, an affiliate of the Sponsor, Delaware Distributors, L.P. (the "Distributor"), intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of a Trust. If such a market is not maintained and no other over-the-counter market is available, a Unitholder will be able to dispose of his Units through redemption at prices based upon the bid prices of the underlying Bonds (see "Rights of Unitholders--Redemption of Units").

         REINVESTMENT OPTION. Unitholders have the opportunity to have their distributions reinvested into an open-end management investment company as described herein. See "Rights of Unitholder--Reinvestment Option."

         RISK FACTORS. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a Bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "The Trusts--Risk Factors" for the applicable Trust and "Risk Factors."


THE FUND

         GENERAL. The Fund was created under the laws of the State of New York pursuant to a Trust Agreement (the "TRUST AGREEMENT"), dated each Trust's Initial Date of Deposit, as defined in "Summary of Essential Financial Information" in Part One of this Prospectus, with Delaware Capital Management, Inc. as Sponsor, Muller Data Corporation, as Evaluator, and The Chase Manhattan Bank, as Trustee.

         The Fund consists of separate unit investment trusts, each having a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income taxes under existing law. All issuers of Bonds in a State Trust are located in the State for which such Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of counsel, the related interest earned on such Bonds is exempt to the extent indicated from state and local taxes of such state or territory. In addition, in the case of a National Trust, interest income may also be exempt from certain state and local taxes for residents of various states. Illinois, Indiana, Virginia and Washington residents may only purchase Units of a National Trust by this Prospectus.

         Each Unit represents the fractional undivided interest in each Trust as indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

         Because certain of the Bonds in a Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

         In the event a Bond is sold or redeemed from a Trust or matures in accordance with its terms, the estimated net annual interest income per Unit for the Trust would be reduced and the Estimated Current Return and the Estimated Long-Term Return thereon might be lowered. In addition, Unitholders should be aware that they may not be able at the time of receipt of such principal to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds were earning to Unitholders in the affected Trust.

INVESTMENT OBJECTIVES AND PORTFOLIO SELECTION

         The objectives of the Trusts are to provide interest income exempt from Federal income tax and, in the case of a State Trust, Federal and state income tax and to conserve capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. There is, of course, no guarantee that the Trusts will achieve their objectives. The Trusts may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trusts are often not available in small amounts.

         Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Trust has been obtained by the issuer of such Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of such Bonds in such Insured Trust from one of several insurance companies (the "INSURERS"). Certain Bonds may be escrowed to maturity. No representation is made as to any Insurer's ability to meet its commitments. All Bonds insured by an Insurer receive an "AAA" rating by Standard & Poor's and an "Aaa" rating by Moody's. All Bonds selected for an uninsured Trust were rated in no case less than "BBB" by Standard & Poor's or "Baa" by Moody's. See "Description of Bond Ratings." NO PORTFOLIO INSURANCE HAS BEEN OBTAINED BY THE SPONSOR FOR BONDS CONTAINED IN CERTAIN UNINSURED TERRITORIAL SERIES AND THE NEW MEXICO SERIES.

         In selecting Bonds for the Trusts the following factors, among others, were considered by the Sponsor: (i) either the Standard & Poor's rating of the securities was in no case less than AAA in the case of the Insured Trusts and BBB in the case of the uninsured Trusts, or the Moody's rating of the Securities was in no case less than Aaa in the case of the Insured Trusts and Baa in the case of the uninsured Trusts, including provisional or conditional ratings, respectively, or, if not rated, the Securities had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Trusts, (ii) whether the Bonds are insured by an Insurer in the case of an Insured Trust, (iii) the prices of the Bonds relative to other bonds of comparable quality and maturity and (iv) the diversification of Bonds as to purpose of issue and location of issuer, (v) with respect to the Insured Trusts, the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Bonds. Subsequent to a Trust's Initial Date of Deposit, a Bond may cease to be rated or its rating may be reduced below either the applicable Standard & Poor's or Moody's ratings set forth above or both. Neither event requires elimination of such Bonds from the portfolio of a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bonds. See "Trust Administration--Portfolio Administration."


THE TRUSTS

         RISK FACTORS SPECIFIC TO ARIZONA. The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

         Progressing from its traditional reliance on a cyclical construction industry, Arizona's economic base is maturing and diversifying. One of the nation's leaders in employment growth, Arizona has been among the top five employment growth states for more than four years, and it should remain there through 1998. After climbing by 6.2% in 1994, during which the state's economy produced the second-highest number of jobs of any year in Arizona history, job creation in Arizona is leveling off with employment growth of 5.6% in 1996-97, although this compares favorably with the national figure of 2.0%. Arizona's wage and salary employment grew 5.6% in 1996, 4.5% in 1997 and is forecast to increase by 3.5% to 4.5% in 1998, and 3.5% in 1999. The unemployment rate, around 4.5% for 1997, should remain low before increasing in late 1998 and 1999.

         Arizona ranked third in the nation in personal income growth during 1991-96. Personal income, after growing 7.2% in 1997, is estimated at 6.7% in 1998 and 6.5% in 1999.

         Overall, Arizona's forecast is for continued but moderate rates of growth in employment and personal income. Employment growth will continue to be stronger in the Phoenix area than in the balance of the state. Housing has probably peaked and is likely to decline after seven extremely strong years. Retail sales should also continue to slow.

         Population, because of continued employment growth, will record above-average growth rates. After population growth of 3.2% in 1996 and 3% in 1997, the forecast calls for 2.8% in 1998 and 2.5% in 1999. That translates into almost 130,000 more people in the state in 1998 and 117,000 in 1999.

         BUDGETARY PROCESS. The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the Fiscal biennium 2000-01, all State agencies, including capital improvement budgeting, will be moved to a biennial budgeting system. From Fiscal Year 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs."

         The Budget Reform Act of 1993 established the current budgeting system of one- and two-year budget reviews. Agencies selected for annual review and appropriation are designated as Major Budget Units (MBUs). The 18 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units (OBUs). In 1997, combined MBU and OBU in the General Fund totaled $4.68 billion, and is estimated at $5.1 billion in 1998.

         REVENUES AND EXPENDITURES. The General Fund closed fiscal year 1997 with a $515.9 million ending balance, setting a new record for the state, and the Executive plan for fiscal year 1998 anticipates a $497.1 million balance. Overall, fiscal year 1997 revenues totaled $5,028.2 million. Corporate income tax revenue jumped by 34%, from $448 million in fiscal year 1996 to $600 million in fiscal year 1997. Individual income tax revenues grew by 12% from fiscal year 1996 to fiscal year 1997. Expenditures for fiscal year 1997 totaled $4,826.5 million. Revertments totaled $80.17 million in fiscal year 1997.

         The current Executive forecast for fiscal year 1998 revenue is $5.289 billion. The major revenue source, transaction privilege taxes, is forecast to produce $2.3 billion for fiscal year 1998. All three major revenue categories -- individual income taxes, corporate income taxes and transaction privilege taxes -- showed gains on a year-over-year basis. The most significant impact on fiscal year 1998 revenues will be the various tax cutting measures enacted over the past several years, which has decreased revenues by some 3.2%. Overall, the Executive estimates a 3.7% or $196.9 million increase in base revenues of the current Fiscal year 1998 estimate. This compares to the 4.5%, or $227.5 million increase in base revenues between fiscal year 1997 and fiscal year 1998.

         The Executive fiscal plan for Fiscal Year 1998 is based on revenue estimates, yet still provides for Executive-initiated program changes and school finance of $127.7 million; a $210 million tax reduction and a $96.0 million capital program. The Executive projects a fiscal year 1998 ending balance of $497.1 million.

         For Fiscal year 1999, the Executive is recommending a base operating budget of $5.4 billion, an increase of approximately $260.6 million. The majority of recommended expenditures for fiscal year 1999 are in education. A projected ending balance of $19.9 million is expected for Fiscal Year 1999. This amount would ordinarily be considered "thin" at only 0.4% of expenditures. However, given the prudent revenue forecast and the available reserves of $393 million in the Budget Stabilization Fund, $95 million in the Medical Services Stabilization Fund, and $42.4 million in the Temporary Assistance Stabilization Fund, the $19.9 million amount seems appropriate.

         LITIGATION. In response to the court's ruling in ROOSEVELT V. BISHOP in 1994, the Executive recommended $30 million for the first-year implementation of a capital assistance program for Arizona's schools. The program is designed to help school districts that lack bonding capacity due to low value or rapid growth. Income is provided for in a Capital Equity Fund which contains monies appropriated by the Legislature and $30 million annually from the Common School Land Fund (Permanent State School Fund). The Permanent State School Fund consists of revenues from the proceeds of the sale of natural resources or property from lands that have been granted by the United States to the State of Arizona for the support of common schools. In future years, the Capital Equity Fund may contain monies remitted by school districts for the repayment of loans. Funds are used to assist school districts with capital needs. For fiscal year 1999, the Governor recommends $40.5 million be appropriated from the Permanent State School Fund, which includes the $30 million appropriated to the Capital Equity Fund.

         DEBT ADMINISTRATION AND LIMITATION. The State is not permitted to issue general obligation debt. The particular source of payment and security for each of the Arizona Obligations is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona Obligations issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to AD VALOREM taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

         Although most of the Bonds in an Arizona Trust are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Bonds or the ability of the respective obligors to pay principal of and interest on the Bonds when due.

         ARIZONA STATE TAXATION. For a discussion of the Federal tax status of income earned on Arizona Trust Units, see "Tax Status."

         The assets of the Arizona Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "STATE"), its political subdivisions and authorities (the "BONDS"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "ARIZONA INCOME TAX"). We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Arizona law as of the date of this Prospectus and based upon the assumptions set forth above:

                    1. For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

                    2. For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

                    3. To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

                    4. Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona trust, if later.

                    5. Amounts paid by the insurer under an insurance policy or policies issued to the Arizona Trust, if any, with respect to the Bonds in the Arizona Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the Bonds.

                    6. Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

                     7. Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         RISK FACTORS SPECIFIC TO COLORADO. The Colorado Constitution allocates to the General Assembly legislative responsibility for appropriating State moneys to pay the expenses of State government. The fiscal year of the State is the 12-month period commencing July 1 and ending June 30. During the fiscal year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplementary appropriations.

         State general fund tax collections for fiscal year 1996-97 increased 9.6% over fiscal year 1995-96 to reach $4,679.4 million. The current estimate for fiscal year 1997-98 is $5,178.6 million, or an increase of 10.7%. State cash funds, which consist of a variety of program revenues, totaled $2,007.7 million for fiscal year 1996-97, and are projected to increase 4.3% for fiscal year 1997-98 to $2,093.1 million.

         The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. In addition, Article X, Section 20, of the State Constitution (see "State Constitutional Amendment" below) limits increases in expenditures of state general funds and cash revenues from year to year to the sum of State inflation plus the percentage change in population (adjusted for revenue changes approved by voters). Expenditures in fiscal year 1997-98 are limited to an increase of no more than 5.5% over 1996-97 expenditures. The 5.5% increase factor is equal to the sum of 1996 inflation of 3.5% and population growth of 2.0%. Based upon total general fund tax collections and state cash revenues for fiscal year 1996-97 of $6,647.6 million, expenditures for 1997-98 will be limited to $6,866.6 million. December 20, 1997 estimates show total revenues for the 1997-98 fiscal year to be $7,226.7 million, or $360.1 million over the limit. The 1997 fiscal year General Fund and program revenues (cash funds) were $139.0 million more than expenditures allowed under the spending limitation. This is the first time the state breached the limit since its implementation in 1992. This excess revenue of $139.0 million will be refunded to Colorado taxpayers during the 1998 tax filing season.

         STATE CONSTITUTIONAL AMENDMENT. Section 20, Article X of the Colorado Constitution ("AMENDMENT ONE") contains limitations on the ability of "Districts," which are defined as Colorado State and local governments, to increase taxes and issue debt obligations, as well as limitations on spending and revenue generation. The amendment does not apply to "Enterprises," which are defined as government-owned businesses that are authorized to issue their own revenue bonds and that receive under 10% of annual revenues in grants from all Colorado state and local governments combined.

         Amendment One limits the ability of Districts to increase taxes by providing that advance voter approval is required for "any new tax, tax rate increase, mill levy above that for the prior year, valuation for assessment ratio increase for a property class, or extension of an expiring tax, or a tax policy change directly causing a net tax revenue gain to any district." An additional limitation is placed on the maximum annual percentage increase in property tax revenue.

         Amendment One also imposes limitations on government borrowing. The amendment provides that Districts must have advance voter approval for the "creation of any multiple-fiscal year direct or indirect district debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years," except for refinancing District bonded debt at a lower interest rate or adding new employees to existing District pension plans. Prior to the adoption of Amendment One, voter approval was generally required only for the creation of general obligation debt.

         Spending limitations applicable to the State and separately to local governments are also included in Amendment One. The amendment provides that the maximum annual percentage change in each local District's Fiscal Year Spending shall equal inflation in the prior calendar year plus annual local growth, adjusted for revenue changes approved by voters after 1991 and certain other allowed adjustments. "Fiscal Year Spending" is defined as all District expenditures and reserve increases except refunds made in the current or next fiscal year, gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards and property sales. If revenue from sources not excluded from Fiscal Year Spending exceeds the spending limit for a fiscal year, Amendment One provides that the excess must be refunded to taxpayers in the next fiscal year unless voters approve a revenue change as an offset.

         Elections required under Amendment One are limited to the State general election (the first Tuesday after the first Monday in November in even numbered years), an election held on the first Tuesday in November in odd numbered years, or the regular biennial election of the local government.

         While it is too early to determine what impacts Amendment One will ultimately have on the financial operations of Colorado state and local governments, these constraints on budgetary and debt management flexibility may create credit concerns. Furthermore, the language of Amendment One is not clear as to certain matters, including (a) whether property tax rates can be increased without voter approval to support outstanding or refunding general obligation bonds, (b) whether new lease rental bonds and certificates of participation constitute multiple-year financial obligations within the context of the amendment, and (c) the precise definition of exempt Enterprises. A number of Colorado courts have rendered decisions regarding various provisions of Amendment One since its passage. However, there are still many uncertainties as to the appropriate construction of certain provisions of Amendment One. In view of the fact that no appellate court has ruled on Amendment One comprehensively, there can still be no assurance as to the appropriate construction of certain provisions of Amendment One.

         COLORADO ECONOMY. Colorado employment has slowed from 5.1% at its peak in 1994 to 3.4% in 1996. Job creation back in 1994 hit 85,200. During 1996, only 62,500 jobs were created with services and trade being the number one and two, respectively, largest growing industries in Colorado. Construction reported the largest percentage gain from 1995 to 1996, at 8.8%, or an additional 9,000 employees. Mining continued to be the weakest industry sector with a loss of 8.1% or 1,200 employees in 1996.

         Colorado's job growth is expected to remain at 3.4% for 1997 and an estimated 64,500 jobs will be created. Growth is expected in every industry except TCPU (Transportation, Communications and Public Utilities). High technology industries such as computer services and manufacturing, telephone communications, cable television and communications equipment manufacturing continue to expand. The pace of growth in 1997 was brisk, even with such high-profile losses as Southern Pacific's merger with Union Pacific and subsequent relocation to Nebraska and the Public Service Company's merger and downsizing. In 1998, overall growth is expected to continue to shrink as the building and real estate sectors begin to top out and as manufacturing slows.

         Unemployment will bottom out at 3.4% of the workforce in 1997, breaking through the 4.2% threshold that has held for three years in a row. In comparison, the national unemployment rate in 1996 was 5.4%. In 1973, Colorado's unemployment was at 3.0%. In this business cycle, however, that 24-year low will not be breached. Unemployment rates will rise slightly in 1998 and continue to creep upward into 2001, as a result of slower labor force growth and slowing participation rates. Furthermore, as newly-trained former welfare recipients enter the labor market, the ranks of the unemployed will swell. Those looking for first-time jobs and those who must go through several employment situations before finding the right job will add to the unemployment rate.

         Total personal income in Colorado during 1997 is projected to reach $104.7 billion, an increase of 6.5%, yet lower than the 7.1% increase reached in 1996. During 1996, total United States personal income increased 5.6% and is estimated to increase 5.8% in 1997. Preliminary estimates for Colorado personal income predict an annual growth rate of 6.7% for 1998.

         Total population in Colorado increased by 75,100 during 1996, resulting in a growth rate of 2.0%. The preliminary estimate for total population increase for 1997 is 73,300 or 1.9%.

         COLORADO STATE TAXATION. For a discussion of the Federal tax status of income earned on Colorado Trust Units, see "Tax Status."

         The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("COLORADO") or counties, municipalities, authorities or political subdivisions thereof (the "COLORADO BONDS") the interest on which is expected to qualify as exempt from Colorado income taxes.

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Colorado Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State of Colorado that is applicable to individuals and corporations (the "STATE INCOME TAX"). This opinion does not address the taxation of persons other than full time residents of Colorado.

         We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the Colorado

Income Tax. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Colorado law as of the date of this Prospectus and based upon the assumptions set forth above:

                    1. Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

                    2. With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

                            (i) Each Colorado Unitholder will be treated as
                  owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;

                           (ii) Interest on Bonds that would not be includable
                  in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

                          (iii) Any proceeds paid under individual policies
                  obtained by issuers of Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for Federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

                           (iv) Each Colorado Unitholder will realize taxable
                  gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

                            (v) Tax basis reduction requirements relating to
                  amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

                           (vi) If interest on indebtedness incurred or
                  continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for Federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult with their tax advisors as to the applicability of any such collateral consequences.

         RISK FACTORS SPECIFIC TO MINNESOTA. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session, the Governor is empowered to convene a special session.

         Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.

         During fiscal year 1997, the total fund balance, on a GAAP basis, for the General Fund increased by $66.9 million to $1.486 billion. At June 30, 1997, the unreserved, undesignated portion of the fund balance reflected a positive balance of $642.3 million, after providing for a $583.5 million budgetary reserve. This compares with a $491.9 million unreserved, undesignated fund balance at the end of fiscal year 1996 with a $570 million budgetary reserve. On a budgetary basis, the June 30, 1997, unrestricted (undesignated) fund balance for the General Fund was $812.7 million, compared with a balance of $506 million at the end of 1996.

         General Fund revenues and transfers-in totaled $10.412 billion for fiscal year 1997, up 8% from those for fiscal year 1996. General Fund expenditures and transfers-out for the year totaled $9.926 billion, an increase of 3% from the previous year. Of this amount, $6.917 billion (70%) is in the form of grants and subsidies to local governments, individuals and non-profit organizations.

         The Minnesota Department of Finance November 1997 Forecast projects that, under current law, the State will complete its current biennium June 30, 1999 with a $453 million surplus, plus a $350 million cash flow account balance, a $522 million budget reserve, and $93 million in other dedicated accounts. Revenues for the 1998-99 biennium are forecast at $21.045 billion. Total General Fund expenditures and transfers for the biennium are projected to be $20.7 billion. The forecast balance for the General Fund is $1.36 billion for the 1998-99 biennium.

         The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of Minnesota, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.

         The state issued $170.0 million of new general obligation bonds, and $172.1 million of general obligation bonds were redeemed during 1997, leaving an outstanding balance of $2.2 billion. Moody's Investor Services and Fitch's rates Minnesota general obligation bonds Aaa and AAA, respectively. In August 1997, Standard & Poor's upgraded the state's general obligation bond rating to AAA from AA+.

         MINNESOTA ECONOMY. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system unusually sensitive to economic conditions. In fiscal year 1997, Minnesota's economy outperformed the United States economy as a whole.

         In November 1997, the state's unemployment rate, on a seasonally adjusted basis, was 2.8%, down 1.2 percentage points from the 4.0% observed one year earlier. That unemployment rate was well below the national rate of 4.6%. Payroll employment in Minnesota grew by 53,000 jobs during the 1997 fiscal year. Employment in fiscal year 1997 grew by 2.2%, the same rate as the U.S. average. At present, the state's most serious economic challenge is ensuring there will be sufficient workers to fill the jobs currently being generated.

         Personal income in Minnesota is now estimated to have grown at a 6.6% annual rate during fiscal year 1997, well above the national average of 5.3%. Wage growth was strong, but as in neighboring Midwestern states, all of whom also had strong growth in personal income, the agricultural sector was a major contributor. Prices were higher than average, yields were strong, and federal farm program payments under the 1996 farm bill were much larger than they would have been under the previous program.

         Personal income in Minnesota is forecast to grow by 5.0% during the 1998 fiscal year, slightly below the average rate forecast for the nation. Payroll employment is expected to grow at a 2.1% annual rate, consistent with the national average. Wage and salary income growth, however, is projected to lag the national average rate as states outside the Midwest also begin to feel labor market pressures and part-time workers elsewhere increase their hours to, or beyond, the levels they desire. Farm income in the 1998 fiscal year is also forecast to be down from the high levels reported during fiscal year 1997 since commodity prices have returned to more normal levels.

         There can be no assurance that Minnesota's economy and fiscal condition will not materially change in the future or that future difficulties will not occur. Economic difficulties and the resultant impact on state and local government finances may adversely affect the market value of obligations in the portfolio of Minnesota Insured Intermediate Tax Free Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

         MINNESOTA STATE TAXATION. For a discussion of the Federal tax status of income earned on Minnesota Trust Units, see "Tax Status."

         Counsel to the Minnesota Trust understands that the Minnesota Trust would only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "MINNESOTA BONDS") and bonds issued by possessions of the United States (the "POSSESSION BONDS" and, with the Minnesota Bonds, the "BONDS") which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds and (iii) proceeds paid under certain insurance policies issued to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued,
(ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "MINNESOTA INCOME TAX"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

         We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Minnesota law as of the date of this Prospectus and based upon the assumptions set forth above:

                    1. The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

                    2. Income on the Bonds, excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust, and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder, will be excludable from

         Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

                    3. To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includable in the computation of "alternative minimum taxable income" for Federal income tax purposes, such interest will also be includable in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

                    4. Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

                    5. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

                    6. Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota net income if, and to the same extent as, such interest would have been so excludable from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

                    7. To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludable from gross income for Federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Minnesota Trust, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

         Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences. We have assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         RISK FACTORS SPECIFIC TO NEW MEXICO. The following brief summary regarding the economy of New Mexico is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the New Mexico Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

         GENERAL ECONOMIC CONDITIONS. The State of New Mexico, admitted as the forty-seventh state on January 6, 1912, is the fifth largest state, containing approximately 121,593 square miles. The State's climate is characterized by sunshine and warm bright skies in both winter and summer. New Mexico has a semiarid subtropical climate with light precipitation. At the time of the official 1990 United States Census, the State's population was 1,515,069. As of July 1, 1997, the population had increased to 1,729,751, or 13.8% since 1990.

         Major industries in the State are energy resources, tourism, services, construction, trade, agriculture-agribusiness, government, manufacturing, and mining. In 1995, the value of energy resources production (crude petroleum, natural gas, uranium, and coal) was approximately $4.9 billion with an increase showing for 1996. From 1995-96, the value of construction contracts increased 4.9% to $2.2 billion. Natural gas prices are expected to decline to $1.48 per mcf in fiscal year 1999 as significant new sources of supply are bought on line in Canada and the deep water Gulf of Mexico. Gas sale prices were $1.68 per mcf in fiscal year 1997 and are estimated to have remained unchanged as of December 1997. Crude oil prices will decline in fiscal year 1998 to $17.60 per barrel compared to $21.04 in fiscal year 1997. Oil prices are expected to continue downward. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the State's economy.

         The State has a thriving tourist industry which has slowed since 1995. In 1996, there were approximately 2.18 million visits to national parks and about 5.0 million visits to State parks, in the State. According to the New Mexico Department of Labor, the State's tourist industry generated about $2.1 billion in revenue and more than 66,000 jobs. Total gross receipts for hotels and other lodging places increased 3.4% in 1996, compared with a 1.4% decrease in 1995. Yet, visits to New Mexico's national parks and monuments, affected partly by federal government shutdowns in the fall and winter, dropped 3.1% in 1996. One of the State's most famous attractions is Carlsbad Cavern, which was made a national monument in 1923 and designated a national park in 1930.

         Agriculture is a major part of the State's economy, producing $1.468 billion in 1996. This was a 3.8% increase from 1995. As a high, relatively dry region with extensive grasslands, the State is ideal for raising cattle, sheep, and other livestock. Because of irrigation and a variety of climatic conditions, the State's farmers are able to produce a diverse assortment of quality products. The State's farmers are major producers of alfalfa hay, wheat, chile peppers, cotton, fruits and pecans. Agricultural businesses include chile canneries, wineries, alfalfa pellets, chemical and fertilizer plants, farm machinery, feed lots, and commercial slaughter plants.

         BUDGETARY PROCESS. The State's government consists of the three branches characteristic of the American political system: executive, legislative and judicial. The executive branch is headed by the Governor who is elected for a four-year term and may succeed him(her)self in office once. Following a reorganization plan implemented in 1978 to reduce and consolidate some 390 agencies, boards and commissions, the primary functions of the executive branch are now carried out by sixteen cabinet departments, each headed by a cabinet secretary appointed by the Governor.

         The Board, in addition to other powers and duties provided by law, has general supervisory authority over the fiscal affairs of the State and over the safekeeping and depositing of all money and securities belonging to, or in the custody of, the State. The Board has seven members consisting of the Governor, the Lieutenant Governor, the Treasurer and four members appointed by the Governor with the advice and consent of the Senate; no more than two such appointed members may be from the same political party.

         The Department of Finance and Administration, created in 1957 as part of governmental reorganization measures of that year, is the principal financial organization of State government and performs through its divisions the duties and functions relating to State and local government financing and general administration. On July 1, 1983, the Department of Finance and Administration was reorganized into the DFA, which retained the prior name and handles the State's financial functions, and the General Services Department, which now handles the administrative functions. The executive and administrative head of the DFA is the Secretary, who is appointed by the Governor with the advice and consent of the Senate, and who also serves as Executive Officer of the Board. In 1983, a Board of Finance Division was created in the DFA, to staff and coordinate the functions of the Board.

         The Legislature convenes in regular session annually on the third Tuesday in January. Regular sessions are constitutionally limited in length to sixty calendar days in odd-numbered years and thirty calendar days in even-numbered years. In addition, special sessions of the Legislature may be convened by the Governor under certain limited circumstances.

         All State agencies are required to submit their budget requests to the Budget Division of the DFA by September 1 of each year. Budget hearings are scheduled for the purpose of examining the merits of budget requests through the fall and are usually completed by the middle of December. Statutes require the Budget Division to present comprehensive budget recommendations to the Governor annually by January 2.

         By statute, the Governor is required to submit a budget for the upcoming fiscal year to the Legislature by the 25th legislative day. The State budget is contained in a General Appropriation Bill which is first referred to the House Appropriations and Finance Committee for consideration. The General Appropriation Act may also contain proposals for supplemental and deficiency appropriations for the current fiscal year. The Senate and the Senate Finance Committee consider the General Appropriation Act after its approval by the House of Representatives. Upon Senate passage, the Governor may sign the General Appropriation Act, veto it, veto line items or veto parts of it. After the Governor has signed the General Appropriation Act, the Budget Division of the DFA approves the agency budgets and monitors the expenditure of the funds beginning on July 1, the fist day of the fiscal year.

         REVENUES AND EXPENDITURES. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

         FISCAL YEAR 1996-1997. For the Fiscal Year ending June 30, 1997, recurring revenue totaled $2.964 billion, an increase of 5.5% over the previous fiscal year. Total General Fund Revenue was $3.033 billion, up 10% from fiscal year 1996. In general, weakness in broad-based taxes was offset by strength in revenue related to the production of natural gas and crude oil.

         Preliminary results for fiscal year 1998 show recurring appropriations at $2.999 billion, up 4.7% from the previous fiscal year. Nonrecurring appropriations for fiscal year 1997 were $85.2 million, and are estimated at $4.4 million for fiscal year 1998. The net transfer necessary from the operating reserve was $15.2 million and is within the $30 million transfer authority authorized by the 1996 legislature.

         The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total $231.6 million. Without the risk reserve, balances would be $95.4 million. The fiscal year 1997 balance in the operating reserve was $80.8 million, or only 2.7% of fiscal year 1997 total revenue.

         Disaster allotments from the appropriation contingency fund totaled $5.1 million, and the ending balance in the appropriation contingency fund is $9.4 million.

         FISCAL YEAR 1997-1998. General Fund recurring revenue is projected to reach $3.08 billion in fiscal year 1998, a 4.0% increase over fiscal year 1997. When nonrecurring revenue is included, total General Fund receipts will reach $3.13 billion of recurring revenue and $3.14 billion total revenue, increases of 1.5% and 0.3%, respectively. Current and projected growth in recurring revenue is slow when compared to the 1993 and 1995 period. Slow growth is largely attributable to declines in severance-related taxes and declines in revenue from rents and royalties. Lower natural gas and oil prices are responsible for stagnation in severance-related taxes which are expected to grow only 0.9% in fiscal year 1998 and decline by 13.7% in fiscal year 1999. Gross receipts taxes will grow in fiscal year 1998 by 5.0% and income taxes will increase by 7.4%. The growth in income taxes is augmented by increased capital gains realizations due to new federal legislation. Nonrecurring revenue will decline 37.5% in fiscal year 1998 and an additional 79.1% in fiscal year 1999. Fiscal year 1997 nonrecurring revenue was attributable to new estimated payments required for personal income tax purposes. Fiscal year 1998 nonrecurring revenue includes higher than usual reversions in the Medicaid program thanks to significant cost savings.

         DEBT ADMINISTRATION. The principal sources of funding for capital projects by the State are surplus general fund balances, general obligation bonds, and Severance Tax Bonds. The 1994 Legislature authorized the largest capital program in the State's history, $383 million. The Executive Capital outlay recommendation for the 1998 session totals $265.9 million. These authorizations fund a broad range of State and local capital needs for various public school and higher education acquisitions as well as correction facilities, museum and cultural facilities, health facilities, State building repairs, water rights, wastewater and water systems, State parks, local roads, and senior citizens facilities projects.

         GENERAL OBLIGATION BONDS. General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "AD VALOREM" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. For the fiscal year ended June 30, 1997, the total amount outstanding on General Obligation Bonds was $247,313,874. Of this amount, $42,018,874 is in interest.

         The State of New Mexico General Obligation Capital Projects Improvements Bonds Series 1997 in the principal amount of $64,825,000 are authorized by the 1996 Capital Projects General Obligation Bond Act (the "ACT") passed by the State Legislature in 1996, have been approved by the voters in a statewide election in November 1996 and will be issued pursuant to a resolution of the State Board of Finance. General obligation bond recommendations for fiscal year 1998-99 total $83.3 million. Of this amount, $72.1 million is for public and higher education facilities, and $11.2 million is for statewide projects.

         SEVERANCE TAX BONDS. Severance Tax Bonds are not general obligations of the State and the State is prohibited by law from using the proceeds of property taxes as a source of payment of revenue bonds, including Severance Tax Bonds. The State Treasurer keeps separate accounts for all money collected as Severance Taxes, and is directed by State statute to pay Severance Tax Bonds from monies on deposit in the Bonding Fund. For the fiscal year ended June 30, 1997, the total amount outstanding on Severance Tax Bonds was $444,723,257. Of this amount, $58,953,257 is in interest.

         The Severance Tax Bonds, Series 1995A funds 55 projects for schools, local governments, universities, and State agencies. Total amount of principal and interest due on Series 1995-B and Series 1996-A as of June 30, 1997 is $66,176,318 and $47,067,458, respectively. Total amount of principal and interest outstanding as of June 30, 1997 for the Series 1997-A Refunding Bonds is $68,515,621. The Severance Tax Bond recommendation for the 1998 session totals $140 million. Of this amount, $68.6 million is for public and higher education facilities, $12.7 million is for adult corrections projects and facility purchase and $58.7 million is for other statewide projects.

         Severance taxes have been collected by the State since the adoption of the Severance Tax Act in 1937. Since 1959, certain severance tax receipts and certain other monies determined by the Legislature have been deposited into the Bonding Fund and used, in part, to retire bond issues which have funded a variety of capital improvements in the State. The main minerals extracted from the State which contribute the largest portion of Severance Tax revenues are natural gas, oil and coal. Severance tax collections totaled $181.6 million in fiscal year 1997 and are projected at $183.3 million for 1998.

         Moody's and S&P have assigned the bond ratings of "Aa1" and "AA+," respectively to General Obligation Bonds and "Aa" and "AA," respectively, to the Severance Tax Bonds, Series 1995A.

         The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the New Mexico Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the New Mexico Trust to pay interest on or principal of the Bonds.

         NEW MEXICO STATE TAXATION. For a discussion of the Federal tax status of income earned on New Mexico Trust Units, see "Tax Status."

         The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("NEW MEXICO") or counties, municipalities, authorities or political subdivisions thereof (the "NEW MEXICO BONDS"), and by or on behalf of the government of Puerto Rico, the government of the Guam, or the government of the Virgin Islands (collectively the "POSSESSION BONDS") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "BONDS") the interest on which is expected to qualify as exempt from New Mexico income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matter, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unit holder, would be exempt from the New Mexico income taxes applicable to individuals and corporation (collectively, the "NEW MEXICO STATE INCOME TAX"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing New Mexico law as of the date of this Prospectus and based upon the assumptions set forth above:

                    1. The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

                    2. Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder PROVIDED that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax Regulations.

                    3. To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds is exempt from state taxes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

                    4. Each Unitholder will recognize gain or loss for New Mexico State Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

                    5. The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of New Mexico law. Prospective investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for the purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         RISK FACTORS SPECIFIC TO OREGON. Oregon's December 1997 forecast issued by the Department of Administrative Services predicts that downside risks have increased with volatility in worldwide financial markets and the likelihood of slower growth in important Asian markets. Yet, there is most likely to be a continuation of the modest deceleration that has taken place during 1997. Growth is expected to be led by further expansion of the state's high technology manufacturing industries and their suppliers, along with additional gains in transportation equipment manufacturing. Expansion of these manufacturing sectors will translate into job creation in the service-producing sectors. The construction sector is expected to level off after four years of extremely rapid growth, thereby slowing the state's overall growth rate.

         A pattern of slowing growth is expected for both personal income and employment. Total nonfarm wage and salary employment is projected to increase 3.5% for 1997, down from 4.0% in 1996. Job growth is expected to slow further to 2.6% in 1998. Personal income will grow a projected 6.7% for 1997 and 5.6% for 1998, down from 7.0% growth in 1996. The state's population is forecast to increase 1.6% in 1998, up slightly from an estimated 1.5% in 1997.

         Oregon's unemployment rate increased from 4.8% in 1995 to 5.2% in 1996. This compares favorably with the national unemployment rates of 5.6% in 1995 and 5.4% in 1996. However, as of November 1997, Oregon's unemployment rate was 5.3% while the U.S. unemployment rate was 4.6%.

         The statewide timber harvest is expected to be 4.0 billion board feet for both 1997 and 1998, a slight increase from 3.932 billion board feet in 1996. The 1996 statewide timber harvest was a decrease of 8.9% from 1995. In the agricultural industry, cash commodities include farm forest products, cattle and calves, nursery crops, dairy, wheat, potatoes, alfalfa hay, and perennial rye grass seed.

         BUDGETARY PROCESS. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

         Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

         REVENUE AND EXPENDITURES. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenues: programs supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including lottery funds; and Federal Funds. General Fund revenue totaled $7,731.58 million for the 1995-1997 biennium. Revenue exceeded the May estimate by $187.7 million.

         General Fund revenue is projected to be $8,477.4 million for the 1997-99 biennium. The beginning balance is estimated to be $794.2 million for a total General Fund resource estimate of $9,271.6 million. The December 1997-99 General Fund revenue estimate is $42.9 million higher than the September 1997 forecast. It is $252.4 million higher than the Close of Session (COS) forecast.

         The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Because of the prospective nature of these legal proceedings, no provision for these potential liabilities has been recorded in the publicly disclosed financial statements. Additionally, 1,229 notices of tort claims have been filed against the State. Of those claims, 544 also have been filed as court actions, and are pending against the State. These cases are pending in State courts and are subject to the liability limitations stated in the Tort Claims Act of $500,000 per occurrence, $200,000 per individual for physical injuries, and $50,000 per occurrence for property damage. The likelihood of an unfavorable outcome in these cases ranges from probable to remote, but it is certain that these cases do not involve real exposure of $25 million in the aggregate.

         In the November 1994 general election, Oregonians approved a ballot measure, introduced through the initiative process, that will have, or may have, a material financial impact on the State. "Measure 11" amends Oregon statutes to require mandated minimum sentences for certain felonies, effective April 1, 1995. "Measure 11" creates a need for an estimated 6,085 new prison beds by the year 2001 and calls for State correction facility construction costs of approximately $462 million in the next five years. The State also estimates increases in State expenditures for correctional operations, beginning with an increase of $3.2 million in fiscal year 1996, with accelerating costs that should peak at an annual increase of up to $101.6 million by fiscal year 2001. Because these demands will be made by on the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.

         In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

         Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.

         DEBT ADMINISTRATION AND LIMITATION. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of requirements for state agencies on proposed and outstanding debt. Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

         A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

         The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General Fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70% self-supporting and self-liquidating from revenues, gifts, federal government grants, user charges, assessments, and other fees.

         Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds. Certain provisions of the Water Resources general obligation bond indenture conflict with State statutes. Upon the advice of the Attorney General, the method of handling investment interest is in compliance with the statutes rather than the bond indenture. Currently there is litigation pending against the State concerning this treatment of the investment interest.

         The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of September 1, 1997, the total balance of general obligation bonds was $3.26 billion. The debt service requirements for general obligation bonds, including interest of approximately $2.39 billion, as of September 1, 1997, was $5.66 billion.

         In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBS"), Oregon Mass Transportation Financing Authority revenue bonds and Health, Housing, Educational and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds. The Oregon Mass Transportation Financing Authority ("OMTFA") reviews financing requests from local mass transit districts and may authorize issuance of revenue bonds to finance eligible projects. The State has no financial obligation for these bonds, which are secured solely by payments from local transit districts.

         The State is statutorily authorized to enter into financing agreements through the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of

Administrative Services, and the Department of Higher Education. Also, certificates of participation have been used for the acquisition or construction of buildings by the Department of Administrative Services, Department of Fish and Wildlife, Department of Corrections, State Police, and Department of Higher Education. Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services Division. As of September 1, 1997, the certificates of participation debt totaled $634.9 million. The debt service requirements for certificates of participation for 1995-1997 is estimated at $70.1 million.

         HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses and for the construction and financing of facilities for such uses. The Authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which the projects were financed.

         The Treasurer on behalf of the State may also issue federally taxable bonds in those situations where securing a federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statute.

         Each of Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.), Moody's Investors Service and Standard & Poor's Ratings Group has assigned their municipal bond ratings of "AA," "Aa," and "AA," respectively.

         The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Oregon Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Oregon Trust to pay interest on or principal of the Bonds.

         OREGON STATE TAXATION. For a discussion of the Federal tax status of income earned on Oregon Trust Units, see "Tax Status."

         The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "STATE") or counties, municipalities, authorities or political subdivisions thereof (the "OREGON BONDS") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "POSSESSION BONDS") (collectively, the "BONDS"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "OREGON PERSONAL INCOME TAX").

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Oregon law as of the date of this Prospectus and based on the assumptions set forth above:

                    1. The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

                    2. Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

                    3. To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

                    4. Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

                    5. The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Oregon law. Ownership of the Units may result in collateral Oregon tax consequences to certain taxpayers including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes.

Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         RISK FACTORS SPECIFIC TO PENNSYLVANIA. Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

         Strong growth experienced in Pennsylvania in 1997 was unanticipated and is unlikely to continue. The peak growth was reached during the first quarter and growth in subsequent quarters has been lower. Due to Pennsylvania's improved competitive position, the Commonwealth should experience economic growth rates close to the national average. The annual rate of job growth, ranked 45th in 1995, is currently ranked 17th nationwide.

         Non-manufacturing employment has increased in recent years to 82.8% of total Commonwealth employment as of March 1998. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth.

Manufacturing, contributing 17.2% of non-agricultural employment as of March 1998, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In March 1998, the services sector accounted for 31.8% of all non-agricultural employment while the trade sector accounted for 22.4%.

         Preliminary results from the Pennsylvania Department of Labor and Industry show Pennsylvania's total non-farm jobs increased by 66,900 or almost 1.2% from March 1997 to March 1998, a stark difference from the 106,200 gain between December 1996 and December 1997. The services industry was responsible for over one-half of all new jobs created during this period. Retail trade increased merely .31% or 3,000 jobs. Construction employment increased 3% or 6,300 jobs. Manufacturing growth was slow at .6% or 5,100 jobs from March 1997 to March 1998. As of March 1998, the seasonally adjusted unemployment rate for the Commonwealth was 4.8% compared to 4.7% for the United States.

         More jobs in 1997 brought faster growing personal income. For the four quarters ending with the first quarter of 1997, personal income in Pennsylvania rose at a rate of over 6%. This healthy advance contributed to a 6.1% increase in General Fund tax revenue for fiscal year 1996-97 due to similar increases in collections for personal income tax and the sales and use tax.

         Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

         FISCAL 1997 FINANCIAL RESULTS. At June 30, 1997, the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of $402.7 million in the General Fund. This compares to a budgetary basis fund balance of $158.5 million at June 30, 1996. The budgetary basis fund balance for the fiscal year ended June 30, 1997 was the result of revenue collections totaling $26,149.6 million less appropriation authorizations totaling $25,835.7 million, less other net financing uses totaling $69.7 million. Included in the $25,835.7 million appropriation authorizations are $164.3 million of state supplemental appropriations and $207.0 million in federal supplemental appropriations authorized during the fiscal year.

         On a GAAP basis, at June 30, 1997, the Commonwealth's General Fund reported a fund balance of $1,364.9 million, an increase of $729.7 million from the $635.2 million fund balance at June 30, 1996. Total assets increased by $563.4 million to $4,268.5 million. Liabilities decreased $166.3 million to $2,903.6 million.

         For fiscal year 1996-97, revenues of the Commonwealth's General, Special Revenue, Debt Service and Capital Projects Funds (collectively, the governmental funds) totaled $32,073 million, an increase of $1,147 million or 3.7% from fiscal year 1995-96. Taxes accounted for 56.6% of the total general governmental revenues. Their combined fund balances at June 30, 1997 increased by $914.6 million to $2,900.9 million. The unreserved/undesignated fund balance was $699.2 million compared to $378.2 million from the previous year.

         FISCAL 1998 BUDGET. Total receipts for fiscal year 1997-98 are projected at $17,077 million. Appropriations are estimated at $17,269 million. The closing balance in the General Fund (after adding the beginning balance of $403 billion and deducting lapses of $120 million) is $331 million. After a transfer to the Rainy Day Fund of $50 million, the ending balance in the General Fund for fiscal year 1997-98 is estimated at $281 million.

         Estimated revenues for 1997-98 have been raised $231.1 million due to substantial upward revisions to personal income and inheritance revenues and downward revisions to sales and use and insurance premiums taxes. The personal income tax has provided almost all of the revenue surplus. Through December 1997, fiscal year 1997-98 revenues have increased 2.8% over the same period in the prior fiscal year. Revised estimates for 1997-98 project a 2.1% increase in General Fund revenues. Total revenues, excluding proposed tax changes, are projected to increase by 2.9%.

         PROPOSED FISCAL 1999 BUDGET. The Governor's 1998-99 Budget continues a four-year record of tax cuts and fiscal discipline. The proposed 1998-99 General Fund Budget is $17.8 billion, an increase of $518 million or 3%. The total recommended budget for 1998-99 is $35.8 billion. Approximately $10.16 billion is from federal funds.

         General Fund revenue is estimated to be generated in the following percentages: 34.7% from sales tax, 34.2% from personal income tax, 12.5% from business tax, 9.3% from corporate net income tax, 5.4% from other revenues, and 3.9% from the inheritance tax. Total expenditures for fiscal year 1998-99 are estimated in the following percentages: 44.3% for education, 34.4% for health and human services, 11.3% for protection, 3.8% for direction programs, 3.1% for other programs, and 3.1% for economic development.

         Budgets for the past four years have proposed an average spending growth of 2.0%. The average growth in the enacted budgets during the previous ten-year period was 5.4%. Over $128 million in tax reductions are proposed in 1998-99 to help working families and to stimulate job creation and retention.

         After an estimated $2 million transfer to the Rainy Day Fund in 1998-99, the ending fund balance for the General Fund for fiscal year 1998-99 is estimated at $9 million. With the projected transfer at the end of 1998-99, the reserve balance in the Commonwealth's Rainy Day Fund will exceed $500 million, more than seven times the balance in 1994-95.

         DEBT ADMINISTRATION. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 29, 1997 was $34.3 billion. Outstanding capital project debt at August 29, 1997 amounted to $3.7 billion.

         In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. The total general obligation bond indebtedness outstanding at June 30, 1997 was $4,842 million. Total debt service transfers paid from General Fund and Motor License Fund appropriations during the fiscal year ended June 30, 1997 amounted to $781.5 million.

         All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

         In addition to general obligation bonds, the Commonwealth issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year. The Commonwealth anticipates issuance of $225 million in General Fund TANS during the 1997-98 fiscal year. During fiscal year 1996-97, $550 million TANS were issued.

         The City of Philadelphia ("PHILADELPHIA") is the largest city in the Commonwealth, with an estimated population of 1,478,002 in 1996, according to the U.S. Bureau of the Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

         Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

         As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia, to liquidate the cumulative General Fund balance deficit, to refund certain general obligation bonds of the City and to fund additional capital projects. No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,102.4 million in Special Tax Revenue Bonds outstanding as of June 30, 1997.

         The audited General fund balance of the City as of June 30, 1995, 1996, and 1997 showed a surplus of approximately $80.5 million, $118.5 million, and $128.8 million, respectively.

         S&P's rating on Philadelphia's general obligation bonds is "BBB" and Moody's rating is "Baa." Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

         It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

         PENNSYLVANIA STATE TAXATION. For a discussion of the Federal tax status of income earned on Pennsylvania Trust Units, see "Tax Status."

         We have examined certain laws of the State of Pennsylvania (the "STATE") to determine their applicability to the Pennsylvania Trust (the "PENNSYLVANIA TRUST") and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "UNITHOLDERS"). The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "BONDS"). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

         Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest therein is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

         In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Pennsylvania law as of the date of this Prospectus and based upon the assumptions set forth above:

                    1. The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "PERSONAL INCOME TAX"), the corporate income tax (the "CORPORATE INCOME TAX") and the capital stock-franchise tax (the "FRANCHISE TAX"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the

         Philadelphia School District Investment Net Income Tax (the "PHILADELPHIA SCHOOL TAX") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

                    2. Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.

                    3. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

                    4. Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

                    5. Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

                    6. Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

                    7. A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

                    8. A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

                    9. The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "PERSONAL PROPERTY TAX"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

         Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

         We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

         Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         RISK FACTORS SPECIFIC TO PUERTO RICO. The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal 1996 approximately 88% of Puerto Rico's exports were to the U.S. mainland, which was also the source of approximately 62% of Puerto Rico's imports. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to the expansion of the manufacturing sector.

         Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1992 through fiscal 1996. Almost every sector of the economy participated and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers and the relatively low cost of borrowing. Unemployment, although at relatively low historical levels, remains above the average for the United States. Average employment increased from 977,000 in fiscal 1992 to 1,092,300 in fiscal 1996. Average unemployment decreased from 16.5% in fiscal 1992, to 13.8% in fiscal 1996.

         Gross product in fiscal 1992 was $23.7 billion and gross product in fiscal 1996 was $30.2 billion ($26.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1992 to 1996 (12.9% in 1992 prices). Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1996, aggregate personal income was $29.4 billion ($27.8 billion in 1992 prices) and personal income per capita was $7,882 ($7,459 in 1992 prices).

         The gross product forecast for fiscal 1997, made in February 1997, projects an increase of 2.8% over fiscal 1996. Further growth in the Puerto Rico economy in fiscal 1997 depends on several factors, including the strength of the U.S. economy, the relative stability in the price of oil imports, increases in the number of visitors to the island, the level of exports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing. During the first seven months of fiscal 1997, total employment (seasonally adjusted) averaged 1,129,100, compared to 1,089,000 in the same period in fiscal 1996, an increase of 3.7%.

         The Puerto Rican economy is affected by a number of Commonwealth and federal investment incentive programs. Aid for Puerto Rico's economy has traditionally depended heavily on federal programs, and current federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar. One of the factors assisting the development of the Puerto Rican economy has been the tax incentives offered by the federal and Puerto Rico governments. Recently enacted federal legislation amending Internal Revenue Code
Section 936, however, phases out the federal tax incentives during a ten-year period.

         On February 26, 1997, legislation was introduced in the U.S. House of Representatives proposing a mechanism to settle permanently the political relationship between Puerto Rico and the United States, either through full self government (E.G., statehood or independence, including, as an alternative, free association via a bilateral treaty) or continued commonwealth. Under the legislation, failure to settle on full self government after completion of the referendum process provided therein would result in retention of commonwealth status. Any change in the current status of Puerto Rico could have a material adverse impact on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico.

         FEDERAL TAXATION. For a discussion of the Federal tax status of income earned on Territorial Trust Units, see "Tax Status."

EQUIVALENT TAXABLE ESTIMATED CURRENT RETURNS

         As of the date of this Prospectus, the following table shows the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under combined Federal and State (if applicable) taxes using the published Federal and State (if applicable) tax rates scheduled to be in effect in 1998. This table illustrates approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. For cases in which more than one State bracket falls within a Federal bracket, the highest State bracket is combined with the Federal bracket. The combined State and Federal tax rates shown reflect the fact that State tax payments are currently deductible for Federal tax purposes. The table does not show the approximate taxable estimated current returns for individuals who are subject to the alternative minimum tax. The taxable equivalent estimated current returns may be somewhat higher than the equivalent returns indicated in the following table for those individuals who have adjusted gross incomes in excess of $124,500. The table does not reflect the effect of limitations on itemized deductions and the deduction for personal exemptions which were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80 percent of his allowable itemized deductions, with certain exceptions. See "Tax Status" for a more detailed discussion of recent Federal tax legislation, including a discussion of provisions affecting corporations.

                                                    ARIZONA TAX EQUIVALENT TABLE

        Taxable Income ($1,000's)                                          Tax-Exempt Estimated Current Return
       Single                Joint            Tax       4-1/2%       5%       5-1/2%        6%       6-1/2%       7%       7-1/2%
       Return               Return          Bracket                    Equivalent Taxable Estimated Current Return
     $      0-25.35                          18.2%       5.50%      6.11%      6.72%       7.33%      7.95%      8.56%      9.17%
                          $      0-42.35     17.8%       5.47       6.08       6.69        7.30       7.91       8.52       9.12
        25.35-61.40         42.35-102.30     31.4%       6.56       7.29       8.02        8.75       9.48      10.20      10.93
       61.40-128.10        102.30-155.95     34.3%       6.85       7.61       8.37        9.13       9.89      10.65      11.42
                           155.95-278.45     39.0%       7.38       8.20       9.02        9.84      10.66      11.48      12.30
      128.10-278.45                          39.3%       7.41       8.24       9.06        9.88      10.71      11.53      12.36
        Over 278.45          Over 278.45     42.7%       7.85       8.73       9.60       10.47      11.34      12.22      13.09



                                                   COLORADO TAX EQUIVALENT TABLE

        Taxable Income ($1,000's)                                          Tax-Exempt Estimated Current Return
       Single                Joint            Tax       4-1/2%       5%       5-1/2%       6%        6-1/2%       7%       7-1/2%
       Return                Return         Bracket                    Equivalent Taxable Estimated Current Return
     $      0-25.35       $      0-42.35      19.3%      5.58%      6.20%      6.82%       7.43%      8.05%      8.67%      9.29%
        25.35-61.40         42.35-102.30      31.6       6.58       7.31       8.04        8.77       9.50      10.23      10.96
       61.40-128.10        102.30-155.95      34.5       6.87       7.63       8.40        9.16       9.92      10.69      11.45
      128.10-278.45        155.95-278.45      39.2       7.40       8.22       9.05        9.87      10.69      11.51      12.34
        Over 278.45          Over 278.45      42.6       7.84       8.71       9.58       10.45      11.32      12.20      13.07

                                                  MINNESOTA TAX EQUIVALENT TABLE

        Taxable Income ($1,000's)                                          Tax-Exempt Estimated Current Return
       Single                Joint            Tax       4-1/2%       5%       5-1/2%       6%        6-1/2%       7%       7-1/2%
       Return                Return         Bracket                    Equivalent Taxable Estimated Current Return
     $      0-25.35       $      0-42.35      21.8%      5.75%      6.39%      7.03%       7.67%      8.31%      8.95%      9.59%
        25.35-61.40         42.35-102.30      34.1       6.83       7.59       8.35        9.10       9.86      10.62      11.38
       61.40-128.10        102.30-155.95      36.9       7.13       7.92       8.72        9.51      10.30      11.09      11.89
      128.10-278.45        155.95-278.45      41.4       7.68       8.53       9.39       10.24      11.09      11.95      12.80
        Over 278.45          Over 278.45      44.7       8.14       9.04       9.95       10.85      11.75      12.66      13.56

                                                   NATIONAL TAX EQUIVALENT TABLE

        Taxable Income ($1,000's)                                          Tax-Exempt Estimated Current Return
       Single                Joint            Tax       4-1/2%       5%       5-1/2%       6%        6-1/2%       7%       7-1/2%
       Return                Return         Bracket                    Equivalent Taxable Estimated Current Return
     $      0-25.35       $      0-42.35      15.0%      5.29%      5.88%      6.47%       7.06%      7.65%      8.24%      8.82%
        25.35-61.40         42.35-102.30      28.0       6.25       6.94       7.64        8.33       9.03       9.72      10.42
       61.40-128.10        102.30-155.95      31.0       6.52       7.25       7.97        8.70       9.42      10.14      10.87
      128.10-278.45        155.95-278.45      36.0       7.03       7.81       8.59        9.38      10.16      10.94      11.72
       Over 278.451          Over 278.45      39.6       7.45       8.28       9.11        9.93      10.76      11.59      12.42

                                                 NEW MEXICO TAX EQUIVALENT TABLE

        Taxable Income ($1,000's)                                          Tax-Exempt Estimated Current Return
       Single                Joint            Tax       4-1/2%       5%       5-1/2%       6%        6-1/2%       7%       7-1/2%
       Return                Return         Bracket                    Equivalent Taxable Estimated Current Return
    $       0-25.35                           20.1%      5.63%      6.26%      6.88%       7.51%      8.14%      8.76%      9.39%
                          $      0-42.35      21.0       5.70       6.33       6.96        7.59       8.23       8.86       9.49
        25.35-61.40                           33.7       6.79       7.54       8.30        9.05       9.80      10.56      11.31
                            42.35-102.30      33.9       6.81       7.56       8.32        9.08       9.83      10.59      11.35
       61.40-128.10        102.30-155.95      36.7       7.11       7.90       8.69        9.48      10.27      11.06      11.85
      128.10-278.45        155.95-278.45      41.2       7.65       8.50       9.35       10.20      11.05      11.90      12.76
        Over 278.45          Over 278.45      44.6       8.12       9.03       9.93       10.83      11.73      12.64      13.54



                                                     OREGON TAX EQUIVALENT TABLE

        Taxable Income ($1,000's)                                          Tax-Exempt Estimated Current Return
       Single                Joint            Tax       4-1/2%       5%       5-1/2%       6%        6-1/2%       7%       7-1/2%
       Return                Return         Bracket                    Equivalent Taxable Estimated Current Return
    $       0-25.35       $      0-42.35      22.7%      5.82%      6.47%      7.12%       7.76%      8.41%      9.06%      9.70%
        25.35-61.40         42.35-102.30      34.5       6.87       7.63       8.40        9.16       9.92      10.69      11.45
       61.40-128.10        102.30-155.95      37.2       7.17       7.96       8.76        9.55      10.35      11.15      11.94
      128.10-278.45        155.95-278.45      41.8       7.73       8.59       9.45       10.31      11.17      12.03      12.89
        Over 278.45          Over 278.45      45.0       8.18       9.09      10.00       10.91      11.82      12.73      13.64


-----------

* The State tax brackets are those for 1997. The 1998 brackets may be indexed by cost-of-living adjustment.

                                               PENNSYLVANIA TAX EQUIVALENT TABLE

        Taxable Income ($1,000's)                                          Tax-Exempt Estimated Current Return
       Single                Joint            Tax       4-1/2%       5%       5-1/2%       6%        6-1/2%       7%       7-1/2%
       Return                Return         Bracket                    Equivalent Taxable Estimated Current Return
    $       0-25.35      $       0-42.35      17.4%      5.45%      6.05%      6.66%       7.26%      7.87%      8.47%      9.08%
        25.35-61.40         42.35-102.30      30.0       6.43       7.14       7.86        8.57       9.29      10.00      10.71
       61.40-128.10        102.30-155.95      32.9       6.71       7.45       8.20        8.94       9.69      10.43      11.18
      128.10-278.45        155.95-278.45      37.8       7.23       8.04       8.84        9.65      10.45      11.25      12.06
        Over 278.45          Over 278.45      41.3       7.67       8.52       9.37       10.22      11.07      11.93      12.78

                                                TERRITORIAL TAX EQUIVALENT TABLE

        Taxable Income ($1,000's)                                          Tax-Exempt Estimated Current Return
       Single                Joint            Tax       4-1/2%       5%       5-1/2%       6%        6-1/2%       7%       7-1/2%
       Return                Return         Bracket                    Equivalent Taxable Estimated Current Return
  $         0-25.35    $         0-42.35      15.0%      5.29%      5.88%      6.47%       7.06%       7.65%     8.24%      8.82%
        25.35-61.40         42.35-102.30      28.0       6.25       6.94       7.64        8.33        9.03      9.72      10.42
       61.40-128.10        102.30-155.95      31.0       6.52       7.25       7.97        8.70        9.42     10.14      10.87
      128.10-278.45        155.95-278.45      36.0       7.03       7.81       8.59        9.38       10.16     10.94      11.72
        Over 278.45          Over 278.45      39.6       7.45       8.28       9.11        9.93       10.76     11.59      12.42


-----------
* The table reflects the Federal tax rate and does not reflect any effect that Puerto Rico taxes may have in determining the taxable equivalent yield for residents of Puerto Rico.


RISK FACTORS

         GENERAL. Certain of the Bonds in the Trusts may have been acquired at a market discount from par value. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than Bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than Bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Tax Status." Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor, the Distributor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

         Certain of the Bonds in the Trusts may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "Tax Status." The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity.

         Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (i) not paying interest on a semi-annual basis and (ii) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, I.E., a bond's provision for redemption at only a modest premium over the accreted value of the bond. See footnote (6) in "The Trusts--Notes to Schedules of Investments" in Part One of this Prospectus.

         Certain of the Bonds in the Trusts may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trusts were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bonds increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value. To the extent that the Bonds were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than Bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce estimated net annual unit income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the affected Trust. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the estimated net annual unit income will be significantly reduced after the dates on which such Bonds are eligible for redemption. A Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in the event that all the Bonds in the portfolio other than the zero coupon bonds are called or redeemed in order to pay expenses of a Trust or in case a Trust is terminated. See "Trust Administration--Portfolio Administration" and "Trust Administration--Amendment or Termination." See "The Trusts--Schedule of Investments" in Part One of this Prospectus for each Trust for the earliest scheduled call date and the initial redemption price for each Bond.

         Certain of the Bonds in certain of the Trusts may be general obligations of a governmental entity that are backed by the taxing power of such entity. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

         Certain of the Bonds in certain of the Trusts may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with any housing bonds held by the Fund, the Sponsor at the Initial Date of Deposit is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates.

         Certain of the Bonds in certain of the Trusts may be health care revenue bonds. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

         Certain of the Bonds in certain of the Trusts may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

         Certain of the Bonds in certain of the Trusts may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

         Certain of the Bonds in certain of the Trusts may be industrial revenue bonds ("IRBS"). In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

         Certain of the Bonds in certain of the Trusts may be obligations that are secured by lease payments of a governmental entity (hereinafter called "LEASE OBLIGATIONS"). Lease obligations are often in the form of certificates of participation. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

         Certain of the Bonds in certain of the Trusts may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from AD VALOREM taxes or, for higher education systems, from tuition, dormitory revenues, grants and endowments. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from AD VALOREM taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

         Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

         Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. In view of this an investment in such a Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the Bonds.

         An investment in Units of the Trusts should be made with an understanding of the interest rate risk associated with such an investment. Generally, bond prices (and therefore Unit prices) will move inversely with interest rates, and bonds (Trusts) with longer maturities are likely to exhibit greater fluctuations in market value, all other things being equal, than bonds (Trusts) with shorter maturities.

         Like other investment companies, financial and business organizations and individuals around the world, a Trust could be adversely affected if the computer systems used by the Sponsor, Evaluator or Trustee or other service providers to the Trusts do not properly process and calculate date-related information and data involving dates of January 1, 2000 and thereafter. This is commonly known as the "Year 2000 Problem." The Sponsor, Evaluator and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Bonds contained in the Trusts.

         To the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the date of this Prospectus, litigation may be initiated on a variety of grounds with respect to Bonds in the

Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal and applicable state income taxation. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

         REDEMPTIONS OF BONDS. Certain of the Bonds in certain of the Trusts are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds, an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Schedule of Investments" in Part One of this Prospectus for each Trust and the "Notes to Schedules of Investments" in Part One of this Prospectus.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

         As of the date indicated in "Summary of Essential Financial Information" in Part One of this Prospectus, the Estimated Current Returns and the Estimated Long-Term Returns were those indicated therein. The Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, Sponsor and Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (ii) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.


TRUST OPERATING EXPENSES

         COMPENSATION OF SPONSOR. Delaware Capital Management, Inc., which acts as Sponsor, will receive a fee for providing supervisory services as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. Any such charges would be payable in monthly installments and would be based on the number of Units outstanding on the first day of each month of each year. The Sponsor may also be reimbursed for bookkeeping and administrative services in amounts which will not exceed the amounts set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. With respect to fees payable to the Sponsor for providing portfolio supervision, and bookkeeping and administrative services to the Trusts, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount paid to the Sponsor for providing such services rendered to all unit investment trusts sponsored by the Sponsor or its affiliates in any calendar year exceed the aggregate cost to the Sponsor and its affiliates of supplying such services in such year. The foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Distributor, an affiliate of the Sponsor, will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units.

         EVALUATOR'S FEE. For its services, the Evaluator will receive an annual fee as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The Evaluator's fees are payable in monthly installments. The Evaluator's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category.

         TRUSTEE'S FEE. For its services, the Trustee will receive an annual fee as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The Trustee's fees are payable in monthly installments (based on the outstanding principal amount of Bonds in a Trust as of the first day of each month of each year) on or before the fifteenth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions) and may be further increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Fund is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Trust Administration."

         MISCELLANEOUS EXPENSES. The following additional charges are or may be incurred by the Trusts: (i) fees of the Trustee for extraordinary services, (ii) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (iii) various governmental charges, (iv) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of Unitholders, (v) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of a Trust without gross negligence, bad faith or willful misconduct on its part, (vi) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust and (vii) expenditures incurred in contacting Unitholders upon termination of a Trust.

         The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio or portfolios of the applicable Trust or Trusts. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Fund, the Trustee has the power to sell Bonds to pay such amounts.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS

         Insurance guaranteeing prompt payment of interest and principal, when due, on all the Bonds in the Insured Trusts in the Fund has been obtained by the Sponsor or by the issuers or underwriters of such Bonds. Although no insurance has been obtained on the Bonds in the uninsured Trusts, certain of the Bonds in the uninsured Trusts may be insured.

         An Insurer has issued a policy or policies of insurance covering each of the Bonds in the Insured Trusts, each policy to remain in force until the payment in full of such Bonds and whether or not the Bonds continue to be held by an Insured Trust. By the terms of each policy, the Insurer will unconditionally guarantee to the holders or owners of the Insured Bonds the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of and interest on the Bonds as such payments shall become due, but not be paid (except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption, default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration). The Insurer will be responsible for such payments, less any amounts received by the holders or owners of the Bonds from any trustee for the bond issuers or from any other sources other than the Insurer. The Insurers' policies relating to small industrial development bonds and pollution control revenue bonds also guarantee the full and complete payments required to be made by or on behalf of an issuer of Bonds pursuant to the terms of the Bonds if there occurs an event which results in the loss of the tax-exempt status of the interest on such Bonds, including principal, interest or premium payments, if any, as and when thereby required. Each Insurer has indicated that its insurance policies do not insure the payment of principal or interest on bonds which are not required to be paid by the issuer thereof because the bonds were not validly issued. However, as indicated under "Tax Status," the respective issuing authorities have received opinions of bond counsel relating to the valid issuance of each of the Bonds in the Trusts. Each Insurer's policy also does not insure against non-payment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. Such policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. The policies are non-cancelable and the insurance premiums have been fully paid on or prior to the date of deposit, either by the Sponsor or, if a policy has been obtained by a Bond issuer, by such issuer.

         Standard & Poor's rates all new issues insured by an Insurer "AAA Prime Grade." Moody's rates all bond issues insured by an Insurer "Aaa." These ratings independently reflect each company's current assessment of the creditworthiness of each Insurer and its ability to pay claims on its policies of insurance. See "Investment Objectives and Portfolio Selection." Any further explanation as to the significance of either rating may be obtained only from the company which issued the respective rating. Neither rating is a recommendation to buy, sell or hold the Bonds, and such rating may be subject to revision or withdrawal at any time by the respective issuer. Any downward revision or withdrawal of the rating may have an adverse effect on the market price of the Bonds.

         Because the insurance on the Bonds will be effective so long as the Bonds are outstanding, such insurance will be taken into account in determining the market value of the Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Trusts. The insurance does not, however, guarantee the market value of the Bonds or of the Units.


TAX STATUS

         At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which issuers of such Bonds are located, from State income taxes and certain State or local intangibles and local income taxes. Neither the Sponsor nor Chapman and Cutler has made any review of the Fund proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which interest is determined to be taxable. Gain realized on the sale or redemption of the Bonds by the Trustee or of a Unit by a Unitholder is includable in gross income for Federal income tax purposes and may be includable in gross income for state tax purposes. (Such gain does not include any amounts received in respect of accrued interest or accrued original issue discount, if any.) For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded for Federal income tax purposes.

         In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law as of the date of this prospectus:

                    1. Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "CODE") will retain its status for Federal income tax purposes when received by a Trust and when distributed to Unitholders; however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "SUPERFUND TAX"), as noted below;

                    2. Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Unit. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Bonds represented by the Unit. The Taxpayer Relief Act of 1997 includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sale rules. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller), and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment at maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various nonrecognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for accrued original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost. Unitholders should consult their own tax advisors with regard to the calculation of basis.; and

                    3. Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted Bonds PROVIDED that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the Insurer, will pay debt service on the Bonds.

         Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "ADJUSTED ISSUE PRICE") to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the

Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bonds on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

         "The Revenue Reconciliation Act of 1993" (the "1993 TAX ACT") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory DE MINIMIS rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

         In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depend upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the AMTI of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, REMIC or FASIT) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Trust. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been introduced that would reinstate the Superfund Tax for taxable years beginning after December 31, 1997 and before January 1, 2009. Under the provisions of
Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trusts. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

         Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Legislative proposals have been made that would extend the financial institution rules to certain other corporations, including securities dealers and other financial intermediaries. Investors with questions regarding these issues should consult with their tax advisers.

         In the case of certain of the Bonds in the Trust, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludable from Federal gross income, although interest on such Bonds received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

         ALL STATEMENTS OF LAW IN THE PROSPECTUS CONCERNING EXCLUSION FROM GROSS INCOME FOR FEDERAL, STATE OR OTHER TAX PURPOSES ARE THE OPINIONS OF COUNSEL AND ARE TO BE SO CONSTRUED.

         At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

         The Internal Revenue Service Restructuring and Return Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain ( which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. The legislation is generally effective retroactively for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

         In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders should consult their tax advisors regarding the potential effect of this provision on their investment in Units.

         For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund Tax for corporations, interest on certain private activity bonds (which includes most industrial and housing revenue bonds) issued on or after August 8, 1996 is included as an item of tax preference.

         In general, Section 86 of the Code, provides that 50% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includable in gross income, they will be treated as any other item of gross income.

         In addition, under the 1993 Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includable in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

         Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

         FOR A DISCUSSION OF THE STATE TAX STATUS OF INCOME EARNED ON UNITS OF A TRUST, SEE "THE TRUSTS--STATE TAXATION" FOR THE APPLICABLE TRUST. EXCEPT AS NOTED THEREIN, THE EXEMPTION OF INTEREST ON STATE AND LOCAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DISCUSSED ABOVE DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS.

         Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.


PUBLIC OFFERING

         GENERAL. Units are offered at the Public Offering Price. The Public Offering Price is based on the bid prices of the Bonds in each Trust and includes a sales charge of 5.5% of the

Public Offering Price (5.820% of the aggregate bid price of the Bonds) plus any accrued interest. Employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and its subsidiaries, related companies to the Sponsor and a registered representative purchasing for such representative's personal account may purchase Units of the Trusts without a sales charge in the secondary offering period.

         Investors who purchase Units through registered broker/dealers who charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed may purchase Units in the secondary offering period at the Public Offering Price less the concession the Distributor typically would allow such broker/dealer. See "Public Offering--Unit Distribution."

         ACCRUED INTEREST. Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the respective Trust the amount, if any, of accrued interest paid on their Units.

         Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is noninterest-bearing to Unitholders, the Trustee benefits thereby.

         OFFERING PRICE. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Bonds in each Trust.

         As indicated above, the price of the Units as of the opening of business on the date of Part One of this Prospectus was determined by adding to the determination of the aggregate bid price of the Bonds an amount equal to 5.820% of such value and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross underwriting profit equal to 5.5% of the Public Offering Price. The Evaluator will appraise or cause to be appraised the value of the underlying Bonds as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on days on which the New York Stock Exchange is open (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) for each day on which any Unit of a Trust is tendered for redemption, and it shall determine the aggregate value of such Trust as of 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on such other days as may be necessary. Such Public Offering Price will be effective for all orders received at or prior to 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on each such day. Orders received by the Trustee, Sponsor, Distributor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

         The aggregate price of the Bonds in each Trust has been and will be determined on the basis of bid prices (i) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (ii) if such prices are not available for any particular Bonds, on the basis of current market prices for comparable bonds; (iii) by causing the value of the Bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (iv) by any combination of the above.

         The Public Offering Price per Unit is based on the bid price per Unit of the Bonds in each Trust plus the applicable sales charge plus accrued interest. The offering price of Bonds in each Trust may be expected to range from .35%-1% more than the bid price of such Bonds.

         Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates, if any are requested in writing, representing Units so ordered will be made as soon as possible following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Distributor prior to the date of settlement for the purchase of Units may be used in the Distributor's business and may be deemed to be a benefit to the Distributor, subject to the limitations of the Securities Exchange Act of 1934.

         UNIT DISTRIBUTION. Units repurchased in the secondary market, if any, may be offered by this prospectus at the secondary Public Offering Price in the manner described. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units in the secondary market equal to 4.0% of the Public Offering Price per Unit.

         As stated under "Public Market" below, the Distributor intends to maintain a secondary market for the Units of the Fund. In so maintaining a market, the Distributor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Bonds in a Trust and includes a sales charge). In addition, the Distributor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

         At various times, the Distributor may implement programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win nominal awards for certain sales efforts, or under which the Distributor will reallow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Distributor, or participate in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Distributor in its discretion may from time to time pursuant to objective criteria established by the Distributor pay fees to qualifying brokers, dealers, banks or others for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Distributor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold.

         PUBLIC MARKET. Although not obligated to do so, the Distributor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at the bid price of the Bonds in the portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Distributor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may dispose of such Units by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Bonds in the portfolio and any accrued interest. The aggregate bid prices of the underlying Bonds in a Trust are expected to be less than the related aggregate offering prices. See "Rights of Unitholders--Redemption of Units." A UNITHOLDER WHO WISHES TO DISPOSE OF HIS UNITS SHOULD INQUIRE OF HIS BROKER AS TO CURRENT MARKET PRICES IN ORDER TO DETERMINE WHETHER THERE IS IN EXISTENCE ANY PRICE IN EXCESS OF THE REDEMPTION PRICE AND, IF SO, THE AMOUNT THEREOF.


RIGHTS OF UNITHOLDERS

         OWNERSHIP OF UNITS. Ownership of Units of any Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Unitholder's broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

         Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

         Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

         DISTRIBUTIONS OF INTEREST AND PRINCIPAL. Interest received by the Trusts, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, is credited by the Trustee to the Interest Account of the appropriate Trust. Other receipts are credited to the Principal Account of the appropriate Trust. Interest received by a Trust will be distributed on or shortly after the fifteenth day of each month on a pro rata basis to Unitholders of record as of the preceding record date (which will be the first day of the month). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the applicable record date, and distributions to the Unitholders as of such record date will be made on or shortly after the fifteenth day of such month. Proceeds received from the disposition of any of the Bonds after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $0.01 per Unit.

         The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to one twelfth portion of the Unitholders' pro rata share of the estimated net annual unit income in the Interest Account after deducting estimated expenses. Because interest payments are not received by the Trusts at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

         As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of Trusts (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges or extraordinary charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all for any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemption of Units by the Trustee.

         REINVESTMENT OPTION. Unitholders of the Trusts may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any mutual fund in the Delaware Investments Family of Mutual Funds which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "REINVESTMENT FUNDS."

         Each Reinvestment Fund has investment objectives which differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder should obtain a prospectus for the respective Reinvestment Fund by writing to Delaware Distributors, L.P. at 1818 Market Street, Philadelphia, Pennsylvania 19103, or by phone at 800-362-7500.

         After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the next end of a "business day," as defined in the Reinvestment Fund's prospectus.

         Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund.

         A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions on his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and its investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

         REPORTS PROVIDED. The Trustee shall furnish Unitholders of a Trust in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. For as long as the Sponsor deems it to be in the best interests of the Unitholders, the accounts of each Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unitholders of such Trusts upon request.

Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement (i) as to the Interest
Account: interest received (including amounts representing interest received upon any disposition of the Bonds) and the percentage of such amount by states and territories in which the issuers of such Bonds are located, deductions for applicable taxes and for fees and expenses of such Trust, for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, deductions for payment of applicable taxes, fees and expenses of such Trust and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

         In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Bonds in a Trust furnished to it by the Evaluator.

         REDEMPTION OF UNITS. A Unitholder who does not dispose of Units in the secondary market described above may cause Units to be redeemed by the Trustee by making a written request to the Trustee, at its unit investment trust office, The Chase Manhattan Bank, Bowling Green Station, P.O. Box 5185, New York, New York 10274-5185 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the STAMP or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers. The Trustee's toll-free number for customer assistance is 800-428-8890, available 9:00 a.m. to 5:00 p.m. EST any business day.

         Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "REDEMPTION DATE"). Such redemption shall be made by payment of cash, equivalent to the Redemption Price for such Trust, determined as set forth below as of the evaluation time stated under "Summary of Essential Financial Information" in Part One of this Prospectus, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional interest in the Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Bonds in the Trust involved at the time of redemption.

         Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

         Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Bonds in order to make funds available for redemption. Units so redeemed shall be cancelled.

         The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds in each Trust, as of the close of trading on the New York Stock Exchange (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on days of trading on the New York Stock Exchange on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in a Trust determined on the basis of
(i) the cash on hand in such Trust or monies in the process of being collected,
(ii) the value of the Bonds in such Trust based on the bid prices of the Bonds (including "when issued" contracts, if any) and (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust.

         The Evaluator may determine the value of the Bonds in a Trust by employing any of the methods set forth in "Public Offering--Offering Price."

         The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the Bonds represented by the Units so redeemed. As stated above, the Trustee may sell Bonds to cover redemptions. When Bonds are sold, the size of the affected Trust will be, and the diversity may be, reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds in a Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.


TRUST ADMINISTRATION

         DISTRIBUTOR PURCHASES OF UNITS. The Trustee shall notify the Distributor of any tender of Units for redemption. If the Distributor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the date of such notification and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Distributor may be tendered to the Trustee for redemption as any other Units.

         The offering price of any Units acquired by the Distributor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Distributor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

         PORTFOLIO ADMINISTRATION. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor, in designating such Bonds, will consider a variety of factors, including (i) interest rates, (ii) market value and (iii) marketability. The Sponsor may direct the Trustee to dispose of Bonds in the event there is a decline in price or the occurrence of other market or credit factors, including advance refunding (I.E., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Securities would be detrimental to the interest of the Unitholders. The Trustee may, from time to time, retain and pay compensation to the Sponsor (or an affiliate of the Sponsor) to act as agent for the Trusts with respect to selling Bonds from the Trusts. In acting in such capacity, the Sponsor or its affiliate will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

         The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(i) the issuer is in default with respect to such Bond or (ii) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by the Trust of any obligations other than the Bonds initially deposited is not permitted.

         If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

         AMENDMENT OR TERMINATION. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (i) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (ii) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), PROVIDED that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of obligations either in addition to or in substitution for any of the Bonds initially deposited in a Trust, except for the substitution of certain refunding obligations for such Bonds, for Replacement Bonds and for subsequent deposits (see "The Fund"). In the event of any amendment requiring the consent of Unitholders, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

         A Trust may be terminated at any time by consent of Unitholders representing 66-2/3% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than the minimum value indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Distributor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Distributor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

         The Trust Agreement provides that a Trust shall terminate upon the redemption, sale or other disposition of the last Bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement. In the event of termination of a Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unitholder may surrender his certificate or certificates, if any were issued, for cancellation. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds then held in such Trust and shall deduct from the rinds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Bonds in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of Bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his or her share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

         LIMITATION ON LIABILITIES. The Sponsor, the Evaluator, the Distributor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties thereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

         The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

         The Trustee, Sponsor, Distributor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, PROVIDED, HOWEVER, that the Evaluator shall be under no liability to the Trustee, Sponsor, Distributor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         SPONSOR. Delaware Capital Management, Inc. is the Sponsor of the Fund and Delaware Distributors, L.P. is the primary Distributor of Fund Units. Both the Sponsor and Distributor are indirect, wholly owned subsidiaries of Lincoln National Corporation ("LNC"). LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Investments Family of Mutual Funds.

         As of April 30, 1998, affiliates of DMH, including the Sponsor, had assets under management of over $40 billion in mutual fund and institutional accounts, and served as investment adviser to over 100 mutual fund portfolios. The principal business address for the Sponsor is One Commerce Square, Philadelphia, Pennsylvania 19103; the principal business address for the Distributor is 1818 Market Street, Philadelphia, Pennsylvania 19103. (The paragraph relates only to the Sponsor and not to the Fund or to any Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed information will be made available by the Sponsor upon request.)

         If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Fund as provided therein or
(iii) continue to act as Trustee without terminating the Trust Agreement.

         EVALUATOR. Muller Data Corporation serves as Evaluator. The Evaluator may resign or be removed by the Sponsor in which event the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder.

         TRUSTEE. The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York 10004-2413. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

         The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolio of any Trust.

         In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by each Trust to, every Unitholder of each Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Rights of Unitholders--Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Bonds held in the Trusts.

         Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

         Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation organized under the laws of the United States or any State, be authorized to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.


OTHER MATTERS

         LEGAL OPINIONS. The legality of the Units offered hereby and certain matters relating to Federal and state tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trusts.

         INDEPENDENT AUDITORS. The financial statements of each Trust as of the date presented in Part One of this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report therein appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS*

         STANDARD & POOR'S. A brief description of the applicable Standard & Poor's ratings symbols and their meanings follows:

         A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

                    I      Likelihood of default-capacity and willingness of the
         obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                   II.     Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

--------
*        As published by the ratings companies.

** Bonds insured by Financial Guaranty Insurance Company, AMBAC Indemnity Corporation, Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.
The investor should exercise his/her own judgment with respect to such likelihood and risk.

         Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include merges, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact. On credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

         Bonds insured by Financial Guaranty Insurance Company, AMBAC Indemnity Corporation, Municipal Bond Investors Assurance Corporation, Connie Lee Insurance Company, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's

         MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

         A 1 and Baa 1 - Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

         Baa - Bonds which are rated Baa are considered as medium grade obligation; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside form occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

         Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.


--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

TITLE                                                    PAGE

THE FUND...................................................4
INVESTMENT OBJECTIVES AND PORTFOLIO SELECTION..............5
THE TRUSTS.................................................5
EQUIVALENT TAXABLE ESTIMATED CURRENT RETURNS..............40
RISK FACTORS..............................................42
ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN...50
TRUST OPERATING EXPENSES..................................50
INSURANCE ON THE BONDS IN THE INSURED TRUSTS..............52
TAX STATUS................................................53
PUBLIC OFFERING...........................................58
RIGHTS OF UNITHOLDERS.....................................61
TRUST ADMINISTRATION......................................65
OTHER MATTERS.............................................70
DESCRIPTION OF BOND RATINGS...............................70


--------------------------------------------------------------------------------


This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



                                   PROSPECTUS


--------------------------------------------------------------------------------

                             October 5, 1998, as of

                                  June 30, 1998



                               PROSPECTUS PART TWO



                              DELAWARE INVESTMENTS
                             TAX-EXEMPT TRUST SERIES







                      CONTENTS OF POST-EFFECTIVE AMENDMENT
                            TO REGISTRATION STATEMENT
--------------------------------------------------------------------------------

         This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Delaware Investments Tax-Exempt Trust, Series 5, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Philadelphia and State of Pennsylvania on the 8th day of October, 1998.

                                          Delaware Investments Tax-Exempt Trust,
                                            Series 5
                                            (Registrant)

                                          By Delaware Capital Management, Inc.
                                             (Depositor)


                                          By /s/       Wayne A. Stork
                                             -----------------------------------
                                             Chairman of the Board of Directors
                                             and President
(Seal)

         Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities on October 8, 1998:


/s/ Wayne A. Stork
----------------------------
Wayne A. Stork                  Chairman of the Board of Directors and President


/s/ George M. Chamberlain, Jr.
----------------------------
George M. Chamberlain, Jr.      Director, Senior Vice President and Secretary


/s/ David K. Downes
----------------------------
David K. Downes                 Senior Vice President, Chief Operating Officer,
                                  and Chief Financial Officer